As filed with the Securities and Exchange Commission on April 28, 2000
                       (File Nos. 333-67705 and 811-09107).

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 2 [X]

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               Amendment No. 5 [X]

                              MACKENZIE SOLUTIONS
               (Exact Name of Registrant as Specified in Charter)

                           Via Mizner Financial Plaza
                     700 South Federal Highway - Suite 300
                           Boca Raton, Florida 33432
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number: (800) 777-6472

                               C. William Ferris
                      Mackenzie Investment Management Inc.
                           Via Mizner Financial Plaza
                     700 South Federal Highway - Suite 300
                           Boca Raton, Florida 33432
                    (Name and Address of Agent for Service)

                                   Copies to:
                            Joseph R. Fleming, Esq.
                             Dechert Price & Rhoads
                   Ten Post Office Square, South - Suite 1230
                                Boston, MA 02109



[x] It is proposed that this Post-Effective Amendment will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.

THIS POST-EFFECTIVE AMENDMENT NO. 2 TO THE REGISTRATION STATEMENT OF MACKENZIE SOLUTIONS (THE "REGISTRANT") IS FILED FOR THE PURPOSES OF UPDATING CERTAIN
FINANCIAL INFORMATION FOR INTERNATIONAL SOLUTIONS I - CONSERVATIVE GROWTH, INTERNATIONAL SOLUTIONS II - BALANCED GROWTH, INTERNATIONAL SOLUTIONS III - MODERATE GROWTH, INTERNATIONAL SOLUTIONS IV - LONG-TERM GROWTH AND INTERNATIONAL SOLUTIONS V - AGGRESSIVE GROWTH, EACH A SEPARATE SERIES OF THE REGISTRANT (EACH A "FUND"), AND MAKING OTHER NON-MATERIAL CHANGES TO THE FUNDS' DISCLOSURE DOCUMENTS.

                               MACKENZIE SOLUTIONS

                              CROSS REFERENCE SHEET

         This Post-Effective Amendment No. 2 to the Registration Statement of Mackenzie Solutions (the "Registrant") contains the Prospectus and Statement of Additional Information to be used with the five series that comprise the Registrant's International Solutions asset allocation program.

                           ITEMS REQUIRED BY FORM N-1A:

PART A:

ITEM 1     FRONT AND BACK COVER PAGES:  Front and back cover pages

ITEM 2 RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE: Principal Investment Strategies; Principal Risks

ITEM 3     RISK/RETURN SUMMARY: FEE TABLE:  Fees and Expenses

ITEM 4     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RELATED
           RISKS: Principal Investment Strategies; Principal Risks; Additional Information About Investment Strategies And Risks

ITEM 5     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:  Not applicable

ITEM 6     MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE:  Management

ITEM 7     SHAREHOLDER INFORMATION:  Shareholder Information

ITEM 8     DISTRIBUTION ARRANGEMENTS:  Shareholder Information

ITEM 9     FINANCIAL HIGHLIGHTS INFORMATION:  Financial Highlights


PART B

ITEM 10    COVER PAGE AND TABLE OF CONTENTS:  Cover Page; Table of Contents

ITEM 11    FUND HISTORY:  General Information

ITEM 12 DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS: Investment Objectives, Strategies and Risks; Information About The Underlying Funds; Investment Restrictions

ITEM 13    MANAGEMENT OF THE FUND: Investment Advisory And Other Services

ITEM 14    CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES:  Trustees and
           Officers

ITEM 15 INVESTMENT ADVISORY AND OTHER SERVICES: Investment Advisory And Other Services

ITEM 16    BROKERAGE ALLOCATION AND OTHER PRACTICES:  Brokerage Allocation

ITEM 17    CAPITAL STOCK AND OTHER SECURITIES:  Capitalization and Voting Rights

ITEM 18 PURCHASE, REDEMPTION AND PRICING OF SHARES: Special Rights and Privileges; Capitalization and Voting Rights; Net Asset Value

ITEM 19    TAXATION OF THE FUND:  Taxation

ITEM 20    UNDERWRITERS:  Distribution Services

ITEM 21    CALCULATION OF PERFORMANCE DATA:  Performance Information

ITEM 22    FINANCIAL STATEMENTS:  Financial Statements

INTERNATIONAL
SOLUTIONS

                                   PROSPECTUS

                                   May 1, 2000


                                                 INTERNATIONAL SOLUTIONS
International Solutions is an asset
allocation program currently                     INTERNATIONAL SOLUTIONS I     CONSERVATIVE GROWTH
consisting of five separate
investment portfolios ("Funds"). The
Funds enable investors to tailor their           INTERNATIONAL SOLUTIONS II    BALANCED GROWTH
exposure to different investment
techniques in the international                  INTERNATIONAL SOLUTIONS III   MODERATE GROWTH
securities markets and related risks
by investing primarily in the shares             INTERNATIONAL SOLUTIONS IV    LONG-TERM GROWTH
of other mutual funds that in turn
invest in a broad range of foreign               INTERNATIONAL SOLUTIONS V     AGGRESSIVE GROWTH
securities. No offer is made in this
Prospectus for shares of these other
funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Investments in the Funds are not deposits of any bank and are not federally insured by the Federal Deposit Insurance Corporation or any other government agency.


                                                                       MACKENZIE

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES                                               3

INVESTMENT STRATEGIES AND RISKS                                     4

FEES AND EXPENSES                                                   7

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS       10

MANAGEMENT                                                         15

SHAREHOLDER INFORMATION:

    PRICING OF FUND SHARES                                         15

    HOW TO BUY SHARES                                              15

    HOW TO REDEEM SHARES                                           21

    HOW TO EXCHANGE SHARES                                         22


    DISTRIBUTIONS AND TAXES                                        23


FINANCIAL HIGHLIGHTS

INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS       24

                              INVESTMENT OBJECTIVES


The International Solutions Funds each has its own investment objectives, strategies and risks, ranging from "conservative growth" to "aggressive growth," and invest in the shares of other mutual funds (referred to as "underlying funds"). Each Fund pursues its objectives through a different mix of underlying funds.


INTERNATIONAL SOLUTIONS I -        Primarily capital preservation with moderate current income, and
CONSERVATIVE GROWTH:               secondarily capital appreciation.

INTERNATIONAL SOLUTIONS II -       A balance of capital appreciation and capital preservation, with moderate
BALANCED GROWTH:                   current income.

INTERNATIONAL SOLUTIONS III -      Primarily capital appreciation, and secondarily preservation of capital.
MODERATE GROWTH:

INTERNATIONAL SOLUTIONS IV --      Capital appreciation without regard to current income.
LONG-TERM GROWTH:

INTERNATIONAL SOLUTIONS V -        Aggressive capital appreciation without regard to current income.
AGGRESSIVE GROWTH:

The underlying funds are from the following registered fund complexes:


         -  DEUTSCHE ASSET MANAGEMENT     -  MONTGOMERY ASSET MANAGEMENT
         -  IVY FUNDS                     -  SCUDDER FUNDS
         -  LAZARD ASSET MANAGEMENT       -  WARBURG PINCUS FUNDS


Many of the underlying funds are international equity mutual funds that invest largely in stocks to achieve growth. Other underlying funds are international bond mutual funds that emphasize total return. The underlying funds may focus their investments in single countries or geographic regions, and in established or emerging markets and economies.

                         INVESTMENT STRATEGIES AND RISKS

HOW ARE A FUND'S ASSETS INVESTED?


Each Fund normally invests in eight to fifteen underlying funds whose combined investment strategies and techniques are consistent with the Fund's investment objectives. Each underlying fund in turn invests in a wide range of foreign securities. As a result, an investment in a Fund is effectively diversified over a large number of different foreign issuers. Each Fund's portfolio is expected to be relatively static with only minor periodic adjustments in response to changing market conditions.


HOW ARE A FUND'S UNDERLYING FUNDS CHOSEN?
The selection of the underlying funds that comprise each Fund's portfolio is based on "Modern Portfolio Theory", which provides an analytical framework for transforming return, risk, cost and accounting data into a coherent portfolio structure. This investment approach involves an initial estimate of each underlying fund's overall risk/return profile based on an analysis of the following factors:

   - the underlying fund's long-term return forecast;

   - its estimated risk level, based on its perceived potential for loss or gain and short- and long-term returns;

   - its current and historical investment style; and


   - its relative diversification potential, based on its perceived potential to reduce the loss or increase the gain of each Fund.


Other factors that may be considered include:

   - standard accounting-based valuation and risk measures;

   - an underlying fund manager's investment style and decision-making process;

   - capital market statistics (such as alpha, beta and R2); and

   - cost factors, such as an underlying fund's expense ratio and administrative overhead.


The information produced by this analysis is used as input for a specially designed computer model that produces a range of "efficient" portfolios with the highest expected long-term returns for their respective levels of risk. A cross-checking analysis is performed to help ensure that all portfolios conform to professional standards of asset class and geographic diversification. A mix of underlying funds is then selected for each Fund at a level of risk that is appropriate in light of the Fund's investment objectives. The result is a range of investment choices for investors across a broad spectrum of risk preferences.

WHAT ARE EACH FUND'S PRINCIPAL STRATEGIES?

            FUND                              PRINCIPAL STRATEGIES                          WHO SHOULD INVEST?
            ----                              --------------------                          ------------------
     INTERNATIONAL SOLUTIONS I -    Invests 35-50% in international bond         May be appropriate for relatively
     CONSERVATIVE GROWTH            funds and 50-65% in international            conservative international investors
                                    equity funds.                                seeking a prudent trade-off between
                                                                                 equity and fixed income investments.

     INTERNATIONAL SOLUTIONS II -   Invests 20-35% in international bond         May be appropriate for international
     BALANCED GROWTH                funds and 65-80% in international            investors with limited tolerance for
                                    equity funds.                                year-to-year volatility.

     INTERNATIONAL SOLUTIONS III -  Invests 75-90% in international equi-        May be appropriate for moderately
     MODERATE GROWTH                ty funds and 10-25% in international         aggressive international investors who
                                    bond funds.                                  are willing to bear a moderate level of
                                                                                 volatility.

     INTERNATIONAL SOLUTIONS IV -   Invests exclusively in international         May be appropriate for international
     LONG-TERM GROWTH               equity funds, with 20-35% invested           investors who are willing to sustain
                                    in emerging market equity funds.             potentially significant fluctuations in
                                                                                 capital value in the short-term.

     INTERNATIONAL SOLUTIONS V -    Invests exclusively in international         May be appropriate for aggressive
     AGGRESSIVE GROWTH              equity funds, with 35-50%                    international investors who have a longer
                                    in emerging market equity funds.             time horizon for their investments and are
                                                                                 willing to bear a higher level of risk.


    * The information appearing in the "Who Should Invest?" column is provided merely as a general guide and not as an investment recommendation. You should consult with your financial advisor to determine which Fund or combination of Funds, if any, may be appropriate in light of your individual financial needs and risk tolerance.

WHAT ARE THE FUNDS' MAIN RISK CHARACTERISTICS?
As with any mutual fund, you may lose money by investing in a Fund. Certain risks of loss are inherent in the Funds' international investment emphasis and in the way their portfolios are structured. Specifically, since the Funds' portfolios are comprised almost exclusively of the shares of other mutual funds that invest heavily in foreign securities, the ultimate performance of a Fund will depend upon the success of these underlying funds (and each underlying fund's performance will depend in turn on the foreign markets and securities in which the underlying fund is invested). Among the chief risks associated with this investment approach are:


 - MANAGEMENT RISK: The underlying funds that comprise each Fund's portfolio are separately managed and their securities are purchased on the basis of a wide range of investment strategies and management styles. An underlying fund's manager might not select securities that perform as well as the securities held by other mutual funds that are not included in the Fund's portfolio, which would diminish the returns of those Funds that hold the underlying fund's shares. Each Fund's manager could also misjudge the expected investment performance of the underlying funds that are candidates for inclusion in the Fund's portfolio, resulting in similar performance shortfalls.


 - GENERAL MARKET RISK: It is always possible that the underlying funds held in a Fund's portfolio will not produce favorable returns, even where "management risk" is not a factor. Specifically, the value of each underlying fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments. An underlying fund will experience some amount of price volatility that is driven by the extent to which its own investment portfolio is exposed to these conditions. A Fund could therefore lose money at any time during which the underlying funds in which it invests are not performing as well as expected.


 - FOREIGN SECURITY RISK: Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect an underlying fund's performance and, therefore, a Fund's performance unfavorably depending upon prevailing conditions at any given time. Among these potential risks are:


     - greater price volatility;
     - comparatively weak supervision and regulation of securities exchanges, brokers and issuers;
     - higher brokerage costs;
     - fluctuations in foreign currency exchange rates and related conversion costs;
     - adverse tax consequences; and
     - settlement delays.

   The risks of investing in foreign securities are more acute in countries with new or developing economies. These additional risks include, among others:

   - greater price volatility and less liquidity;
   - less stable governments;
   - abrupt changes in exchange rate regime or monetary policy; and
   - unusually high inflation rates and/or high national debt levels.

   (See "Emerging Market Securities" in the "Additional Information About Investment Strategies and Risks" section.)

WHAT ARE THE SPECIAL RISKS ASSOCIATED WITH EACH FUND?
The degree to which each Fund is affected by the performance of a single underlying fund will depend upon the relative weight of the underlying fund's shares in the Fund's portfolio. The weightings for each Fund, by general underlying fund type, are captured in the table on page 5 under the heading "Principal Strategies". Following is information about the general risks associated with each Fund's investment strategies. Other important information about the risks that the Funds and their investors are exposed to indirectly, by virtue of the investment activities of the underlying funds, appears in the section entitled "Additional Information About Investment Strategies and Risks".

 - INTERNATIONAL SOLUTIONS I - CONSERVATIVE GROWTH: By investing as much as 50% of its assets in international fixed income funds, this Fund will be more susceptible than the other Funds to losses caused by a downturn in the international bond markets. Because fixed income investments fall in value as interest rates rise, this Fund is also susceptible to losses at times of rising interest rates.


- INTERNATIONAL SOLUTIONS II - BALANCED GROWTH: This Fund's greater emphasis (relative to the Conservative Growth Fund) on underlying funds that invest in equity securities may lead to moderately increased volatility. This Fund also may be susceptible to losses at times of rising interest rates.


 - INTERNATIONAL SOLUTIONS III - MODERATE GROWTH: The underlying funds that comprise this Fund invest more in equity securities than fixed income securities. This increases the Fund's exposure to downturns in the equity markets and is likely to cause the Fund to experience greater fluctuations in value. This Fund is less susceptible to losses at times of rising interest rates.


 - INTERNATIONAL SOLUTIONS IV - LONG-TERM GROWTH: By investing exclusively in underlying funds that in turn invest heavily in equity securities, this Fund is expected to be more volatile than those Funds with more balanced portfolios. This Fund also has a moderate emerging markets exposure, and is susceptible to the increased risks associated with those markets (see "Emerging Market Securities" in the "Additional Information About Investment Strategies and Risks" section).



 - INTERNATIONAL SOLUTIONS V - AGGRESSIVE GROWTH: Since this Fund invests exclusively in equity underlying funds that may also have significant holdings in emerging markets securities, it is more susceptible to wide fluctuations in value than the other Funds (see "Emerging Market Securities" in the "Additional Information About Investment Strategies and Risks" section).

                               FEES AND EXPENSES
The following tables describe the fees and expenses that you may pay if you buy and hold a Fund's shares:

SHAREHOLDER FEES (fees paid directly from your investment)

                           Maximum Sales          Maximum Deferred
                           Charge (Load)         Sales Charge (Load)         Maximum Sales
                        Imposed on Purchases      (as a percentage of        Charge (Load)
        Fund             (as a percentage of       original purchase          Imposed on         Redemption        Exchange
        Class               offering price)            price)            Reinvested Dividends       Fee*             Fee
        -----           --------------------     --------------------    --------------------    ----------        ---------
        Class A                  5.75%                  None                   None                 None             None
        Class B                  None                   5.00%                  None                 None             None
        Class C                  None                   1.00%                  None                 None             None
        Class I                  None                   None                   None                 None             None
      Advisor Class              None                   None                   None                 None             None

  *If you choose to receive your redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account.

  ANNUAL FUND OPERATING EXPENSES(expenses that are deducted from Fund assets):


                                                                                      TOTAL ANNUAL                      NET FUND
                                     MANAGEMENT  12b-1 DISTRIBUTION     OTHER        FUND OPERATING     EXPENSES       OPERATING
                                        FEES     AND/OR SERVICE FEES   EXPENSES(1)   EXPENSES(1)(2)  REIMBURSED(1)(2) EXPENSES(1)(2)
                                     ----------  -------------------   ----------   ---------------- ---------------- --------------
    INTERNATIONAL SOLUTIONS I -
       CONSERVATIVE GROWTH
             Class A                    0.25%            0.25%            63.12%          63.62%          62.75%           0.87%
             Class B                    0.25%            1.00%            63.12%          64.37%          62.75%           1.62%
             Class C                    0.25%            1.00%            63.12%          64.37%          62.75%           1.62%
             Class I                    0.25%             None            63.03%          63.28%          62.75%           0.53%
           Advisor Class                0.25%             None            63.12%          63.37%          62.75%           0.62%

    INTERNATIONAL SOLUTIONS II -
        BALANCED GROWTH
             Class A                    0.25%            0.25%            64.69%          65.19%          64.36%           0.83%
             Class B                    0.25%            1.00%            64.69%          65.94%          64.36%           1.58%
             Class C                    0.25%            1.00%            64.69%          65.94%          64.36%           1.58%
             Class I                    0.25%             None            64.60%          64.85%          64.36%           0.49%
           Advisor Class                0.25%             None            64.69%          64.94%          64.36%           0.58%

    INTERNATIONAL SOLUTIONS III-
        MODERATE GROWTH
             Class A                    0.25%            0.25%            23.46%          23.96%          23.21%           0.75%
             Class B                    0.25%            1.00%            20.46%          21.71%          23.21%           1.50%
             Class C                    0.25%            1.00%            20.46%          21.71%          23.21%           1.50%
             Class I                    0.25%             None            22.55%          22.80%          23.21%           0.41%
           Advisor Class                0.25%             None            22.46%          22.71%          23.21%           0.50%

    INTERNATIONAL SOLUTIONS IV -
       LONG-TERM GROWTH
             Class A                    0.25%            0.25%            16.19%          16.69%          17.38%           0.69%
             Class B                    0.25%            1.00%            14.69%          15.94%          17.38%           1.44%
             Class C                    0.25%            1.00%            14.69%          15.94%          17.38%           1.44%
             Class I                    0.25%             None            16.78%          17.03%          17.38%           0.35%
           Advisor Class                0.25%             None            16.69%          16.94%          17.38%           0.44%

    INTERNATIONAL SOLUTIONS V -
        AGGRESSIVE GROWTH
             Class A                    0.25%            0.25%            56.98%          57.48%          56.83%           0.65%
             Class B                    0.25%            1.00%            56.98%          58.23%          56.83%           1.40%
             Class C                    0.25%            1.00%            56.98%          58.23%          56.83%           1.40%
             Class I                    0.25%             None            56.89%          57.14%          56.83%           0.31%
           Advisor Class                0.25%             None            56.98%          57.23%          56.83%           0.40%



(1) Based on estimated amounts for each Fund's fiscal year ending
    December 31, 2000.



(2) Ivy Management, Inc. ("IMI"), the Funds' Manager, has agreed to reimburse each Fund's expenses for the current fiscal year to the extent necessary to ensure that each Fund's Annual Fund Operating Expenses do not exceed the amounts shown in the "Net Fund Operating Expenses" column above.

For years two through ten the Fund's Manager has agreed to reimburse each Fund's expenses to the extent necessary to ensure that each Fund's Annual Fund Operating Expenses do not exceed the following amounts.

    - International Solutions I:   Class A - 1.42%; Class B - 2.17%; Class C - 2.17%; Class I - 1.08%; Advisor Class - 1.17%.
    - International Solutions II:  Class A - 1.38%; Class B - 2.13%; Class C - 2.13%; Class I - 1.04%; Advisor Class - 1.13%.
    - International Solutions III: Class A - 1.30%; Class B - 2.05%; Class C - 2.05%; Class I - 0.96%; Advisor Class - 1.05%.
    - International Solutions IV:  Class A - 1.24%; Class B - 1.99%; Class C - 1.99%; Class I - 0.90%; Advisor Class - 0.99%.
    - International Solutions V:   Class A - 1.20%; Class B - 1.95%; Class C - 1.95%; Class I - 0.86%; Advisor Class - 0.95%.

    Each Fund's shareholders will bear indirectly the Fund's proportionate share of fees and expenses charged by the underlying funds in which the Fund is invested. The weighted average expense ratios borne by each Fund are derived from the underlying funds' most recent shareholder reports. Based on the expected portfolio composition of each Fund (which can change but is likely to be relatively static), the weighted average expense ratios for each Fund are estimated to fall within the following ranges: International Solutions I
    - 1.30%-1.44%; International Solutions II - 1.34%-1.48%; International Solutions III - 1.42%- 1.56%; International Solutions IV - 1.48%-1.62%; International Solutions V - 1.52%-1.66%.


    Each manager of an underlying fund has agreed to make a payment to IMI at an annual rate of up to 0.25% of the average daily value of the shares of the underlying fund held by a Fund during any calendar quarter. Such payments will be used by IMI to reduce the expenses of the Fund. By effectively lowering each Fund's expenses, the payments will also reduce the amount of the reimbursement by IMI necessary to maintain each Fund's Annual Operating Expense at the level stated above.

EXAMPLES
The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:


                                                ONE YEAR           THREE YEARS           FIVE YEARS          TEN YEARS
                                                --------           -----------           ----------          ---------
         INTERNATIONAL SOLUTIONS I -
         CONSERVATIVE GROWTH
           Class A*                                $659                  $947               $1,257                $2,134
           Class B                                 $665 (1)              $926 (2)           $1,314                $2,269
           Class B (no redemption)                 $165                  $626               $1,114                $2,269
           Class C                                 $265 (3)              $626               $1,114                $2,460
           Class C (no redemption)                 $165                  $626               $1,114                $2,460
           Class I**                               $ 54                  $289               $  542                $1,268
           Advisor Class**                         $ 63                  $317               $  591                $1,371

         INTERNATIONAL SOLUTIONS II -
         BALANCED GROWTH
           Class A*                                $655                  $936               $1,237                $2,092
           Class B                                 $661 (1)              $914 (2)           $1,294                $2,227
           Class B (no redemption)                 $161                  $614               $1,094                $2,227
           Class C                                 $261 (3)              $614               $1,094                $2,419
           Class C (no redemption)                 $161                  $614               $1,094                $2,419
           Class I**                               $ 50                  $276               $  521                $1,221
           Advisor Class**                         $ 59                  $304               $  569                $1,325

         INTERNATIONAL SOLUTIONS III -
         MODERATE GROWTH
           Class A*                                $647                  $912               $1,197                $2,007
           Class B                                 $653 (1)              $890 (2)           $1,253                $2,142
           Class B (no redemption)                 $153                  $590               $1,053                $2,142
           Class C                                 $253 (3)              $590               $1,053                $2,335
           Class C (no redemption)                 $153                  $590               $1,053                $2,335
           Class I**                               $ 42                  $251               $  477                $1,128
           Advisor Class**                         $ 51                  $279               $  526                $1,233

         INTERNATIONAL SOLUTIONS IV -
         LONG-TERM GROWTH
           Class A*                                $641                  $895               $1,167                $1,943
           Class B                                 $647 (1)              $871 (2)           $1,222                $2,078
           Class B (no redemption)                 $147                  $571               $1,022                $2,078
           Class C                                 $247 (3)              $571               $1,022                $2,273
           Class C (no redemption)                 $147                  $571               $1,022                $2,273
           Class I**                               $ 36                  $232               $  445                $1,057
           Advisor Class**                         $ 45                  $260               $  493                $1,163

         INTERNATIONAL SOLUTIONS V -
         AGGRESSIVE GROWTH
           Class A*                                $638                  $883               $1,147                $1,900
           Class B                                 $643 (1)              $859 (2)           $1,201                $2,035
           Class B (no redemption)                 $143                  $559               $1,001                $2,035
           Class C                                 $243 (3)              $559               $1,001                $2,230
           Class C (no redemption)                 $143                  $559               $1,001                $2,230
           Class I**                               $ 32                  $219               $  423                $1,010
           Advisor Class**                         $ 41                  $248               $  472                $1,116


   * Assumes deduction of the maximum 5.75% initial sales charge at the time of purchase and no deduction of a CDSC at the time of redemption.
   ** Class I and Advisor Class shares are not subject to an initial sales charge at the time of purchase, nor are they subject to the deduction of a CDSC at the time of redemption.
   (1)   Assumes deduction of a 5% CDSC at the time of redemption.
   (2)   Assumes deduction of a 3% CDSC at the time of redemption.
   (3)   Assumes deduction of a 1% CDSC at the time of redemption.

                             ADDITIONAL INFORMATION
                      ABOUT INVESTMENT STRATEGIES AND RISKS


The central premise of the International Solutions asset allocation program is that a well diversified investment portfolio tends to be less volatile than a portfolio that emphasizes a particular type of investment category or technique, such as stocks or bonds, or a particular country or industry sector. Consistent with this premise, the Funds offer a high level of diversification for international investors at various levels of risk tolerance by investing in a broad array of mutual funds that are each managed separately and invest in many different types of securities and foreign markets.



The Funds' portfolios represent different points along a risk/return continuum, ranging from lower risk and lower expected return to higher risk and higher expected return. Each Fund's investments are determined by how the various underlying funds' return and risk profiles combine at that point in the continuum that best matches the Fund's investment objectives. For example, since bonds are generally perceived as less risky than stocks, Funds at the more conservative end of the risk/return continuum (such as International Solutions I and II) will invest in a higher proportion of bond underlying funds. In doing so, however, these Funds are less likely to experience the higher potential returns historically associated with equity investments. By contrast, Funds at the more aggressive end of the continuum (such as International Solutions IV and V) will invest in a higher proportion of underlying funds that hold common stocks, but as a result are exposed to greater price volatility and similar investment risks.


INTERNATIONAL SOLUTIONS I - CONSERVATIVE GROWTH: The primary investment objective of the Conservative Growth Fund is capital preservation with moderate current income, and secondarily capital appreciation. A number of the underlying funds that make up the Conservative Growth Fund invest primarily in fixed income securities, with limited exposure to equity securities and their associated volatility. The Conservative Growth Fund has the highest weighting in foreign bonds among the five Funds, and therefore is expected to bear the lowest relative overall risk. The Fund will have a moderate degree of exposure to the international equity markets, thus making the Fund potentially more volatile than a mutual fund that invests exclusively in fixed income securities or has some portion of its assets invested in the United States.

INTERNATIONAL SOLUTIONS II - BALANCED GROWTH: The primary investment objective of the Balanced Growth Fund is a balance of capital appreciation and capital preservation, with moderate current income. The Fund's portfolio of underlying funds is designed to expose the Fund to the growth opportunities that equity investing offers while preserving some degree of the stability historically associated with fixed income securities. The Fund's higher emphasis (relative to the Conservative Growth Fund) on underlying funds that invest in equity securities may lead to moderately increased volatility, but its equal emphasis on fixed income securities is expected to reduce its overall risk relative to the Moderate Growth, Long-term Growth and Aggressive Growth Funds.

INTERNATIONAL SOLUTIONS III - MODERATE GROWTH: The investment objective of the Moderate Growth Fund is primarily capital appreciation, with preservation of capital as a secondary objective. The underlying funds that make up the Moderate Growth Fund invest primarily in equity securities, with some exposure to fixed income securities intended to mitigate short-term losses that may occur in the equity markets.

INTERNATIONAL SOLUTIONS IV - LONG-TERM GROWTH: The investment objective of the Long-term Growth Fund is capital appreciation without regard to current income. The underlying funds that make up the Long-term Growth Fund invest primarily in equity securities, which are likely to cause greater fluctuations in the Fund's share price than would be the case with the Conservative Growth, Balanced Growth and Moderate Growth Funds (which have varying degrees of exposure to the historically more stable fixed income markets). The Long-term Growth Fund also has a moderate to high weighting in emerging markets (but less than the Aggressive Growth Fund).

INTERNATIONAL SOLUTIONS V - AGGRESSIVE GROWTH: The investment objective of the Aggressive Growth Fund is aggressive capital appreciation without regard to current income. The underlying funds that comprise the Aggressive Growth Fund may have significant holdings in emerging markets securities, which historically have projected higher growth rates than established markets. However, emerging market securities have historically experienced greater social, political and economic risk than developed markets and are therefore more volatile.


Each Fund may from time to time take a temporary defensive position and invest without limit in U.S. government securities and commercial paper. When a Fund assumes such a defensive position it may not achieve its investment objectives. Of course, there can be no guarantee that a Fund will achieve its investment objectives even when it is not assuming a defensive position.

UNDERLYING FUND RISKS
The main risks associated with investing in each Fund, such as "management risk," "general market risk" and "foreign securities risk," are described on page 6 of this Prospectus. Because the return on your investment is tied so closely to the performance of the underlying funds, a description of the types of securities in which the underlying funds principally invest and their associated risks has been provided.


EQUITY SECURITIES: Many of the underlying funds invest primarily in equity securities. Equity securities typically represent a proportionate ownership interest in the issuing company. As a result the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller-company securities may also be higher than those of larger companies.


Most likely to be affected:  ALL INTERNATIONAL SOLUTIONS FUNDS.

DEBT SECURITIES: Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. For example, as interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. A Fund's portfolio is therefore susceptible to the decline in value of the fixed income funds in which it invests in a rising interest rate environment. The market value of debt securities also tends to vary according to the relative financial condition of the issuer. Bonds with longer maturities tend to be more volatile than bonds with shorter maturities.

Some of the underlying funds may invest a significant portion of their assets in low-rated debt securities (sometimes referred to as "high yield" or "junk" bonds). In general, low-rated debt securities offer higher yields due to the increased risk that the issuer will be unable to meet its obligations of interest or principal payments on time. For this reason, however, these bonds are considered speculative and could significantly weaken the returns of any underlying fund that holds them in its portfolio.

An underlying fund may also have significant holdings in sovereign debt. For a variety of reasons (such as cash flow problems, limited foreign reserves, and political constraints), the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due. A governmental entity's ability to honor its debt obligations to an underlying fund may also be contingent on its receipt from others (such as the International Monetary Fund and more solvent foreign governments) of specific disbursements. These disbursements may in turn be conditioned on the perceived health of the governmental entity's economy and/or its implementation of economic reforms. If any of these conditions fail, an underlying fund could lose the entire value of its investment for an indefinite period of time.


Most likely to be affected: INTERNATIONAL SOLUTIONS I AND II.

FOREIGN SECURITIES, IN GENERAL: Because of the international emphasis of the International Solutions asset allocation strategy, all of the Funds will have significant exposure to foreign securities regardless of the relative weight in the Funds' portfolios of fixed income and equity-oriented underlying funds.

Investments in foreign securities involve an array of economic, financial and political considerations not typically associated with U.S. markets, which may affect an underlying fund's performance favorably or unfavorably, depending upon prevailing conditions at any given time. For example, foreign investing may involve brokerage costs and tax considerations that are not usually present in the U.S. markets. The securities markets of certain foreign countries may also be smaller, less liquid and subject to greater price volatility than U.S. markets.

Other factors that can affect the value of foreign securities held by the underlying funds include:

- currency fluctuations, blockages, conversion costs or transfer restrictions (see "Foreign Currencies" below);

- comparatively weak government supervision and regulation of securities exchanges, brokers and issuers;

-  non-uniform accounting, auditing and financial reporting standards;

- unavailability of information about an issuer's securities and business operations; and

- settlement delays (which can cause an underlying fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion, resulting in a loss if the value of the securities declines before settlement).


Most likely to be affected:  ALL INTERNATIONAL SOLUTIONS FUNDS.

EMERGING MARKET SECURITIES: The risks of investing in foreign securities are heightened in countries with new or developing economies. These additional risks include:

- securities that are even less liquid and more volatile than those in more developed foreign countries;

- less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership, prohibitions against repatriation of assets or taxation of capital or profits);

-  increased settlement delays;

-  abrupt changes in exchange rate regime or monetary policy;

-  restrictions on repatriation of capital;

- unusually high inflation rates (which in extreme cases can cause the value of a country's assets to erode sharply); and

- high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).

Most likely to be affected: INTERNATIONAL SOLUTIONS IV AND V.

FOREIGN CURRENCIES: Investing in foreign securities typically involves the use of foreign currencies. The value of an underlying fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency conversions can also be costly.

Most likely to be affected: ALL INTERNATIONAL SOLUTIONS FUNDS.

DEPOSITORY INSTRUMENTS: Many of the underlying funds invest in foreign securities through the mechanism of sponsored and unsponsored "depository receipts" and "depository shares," which are instruments that evidence ownership of underlying securities issued by a U.S. or foreign corporation. Unsponsored depository programs are organized independently without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

Most likely to be affected: ALL INTERNATIONAL SOLUTIONS FUNDS.

OTHER RISKS: The underlying funds can use a wide range of other investment techniques to achieve their respective investment objectives. The risks associated with these various techniques are described in each underlying fund's prospectus, and some are summarized in the Funds' Statement of Additional Information (which is available on request and without charge from the Funds' distributor at the address printed on the back cover page). Any of these investment techniques could cause an underlying fund to lose money if not used successfully or if they are not practically available for investment purposes at a time when their use would benefit the underlying fund.

The underlying funds that comprise each Fund's portfolio are listed in the Fund's financial statements, which are available to shareholders upon request and without charge as soon as they are available after the close of the annual or semi-annual period to which they relate. The investment objectives and principal investment strategies of the underlying funds are summarized on pages 24-27 of this Prospectus.

OTHER IMPORTANT INFORMATION




EUROPEAN MONETARY UNION: The Funds may have investments in Europe. On January 1, 1999 a new European currency called the euro was introduced and adopted for use by eleven European countries. The transition to daily usage of the euro is scheduled to be completed by December 31, 2001, at which time euro bills and coins will be put into circulation. Certain European Union members, including the United Kingdom, did not officially implement the euro and may cause market disruptions when and if they decide to do so. Should this occur, the underlying funds (and hence the Funds that hold their shares) could experience investment losses.

                                   MANAGEMENT


Ivy Management, Inc. ("IMI"), located at Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, provides investment advisory and business management services to the Funds using a team approach. IMI's responsibilities include making investment decisions; assisting with the preparation of the Funds' financial statements, prospectuses and periodic reports to shareholders, as well as Federal and state tax reporting; and providing certain accounting and pricing services. IMI is an SEC-registered investment advisor with over $7.2 billion in assets under management, and also advises and provides business management services to the Ivy Funds.


Garmaise Investment Technologies (US) Inc. ("GIT"), 30 St. Clair Avenue West, Suite 1110, Toronto, Ontario, Canada, M4V 3A1, provides asset allocation consulting services to IMI in connection with the Funds pursuant to a subadvisory contract with IMI. The president of GIT, an SEC-registered investment advisor, has over 20 years of investment advisory experience and uses a proprietary computer-based method of portfolio selection known as "Optimization." GIT's responsibilities include making recommendations to IMI regarding the underlying funds that comprise each Fund's portfolio and determining when changing the relative mix of underlying funds within a Fund's portfolio may be appropriate in light of prevailing market conditions.

For the combined services provided by IMI and GIT, each Fund pays a fee at the annual rate of 0.25% of the Fund's average net assets.

                             SHAREHOLDER INFORMATION
                             PRICING OF FUND SHARES

Each Fund calculates its net asset value per share ("NAV") by dividing the value of its net assets by the total number of its shares outstanding as of the close of regular trading (usually 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the Exchange is open for trading (normally any weekday that is not a national holiday). The value of a Fund's net assets on any given day is based almost entirely on the NAV of the underlying funds whose shares are held in the Fund's portfolio. Each underlying fund is responsible for determining its own NAV on any given day.

The number of shares you receive when you place a purchase or exchange order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by Ivy Mackenzie Services Corp. ("IMSC"), the Funds' transfer agent, or by your registered securities dealer. If you are buying Class A shares, the number of shares you receive will be reduced by an amount that is equal to the value of the front-end sales charge that applies to Class A shares (see "Class A Shares" below).


                                HOW TO BUY SHARES

The essential features of the Funds' different classes of shares are described in the following table. If you do not specify on your Account Application which class of shares you are purchasing, it will be assumed that you are purchasing Class A shares.

Each Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A, B and C shares that allow the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


The following table displays the various investment minimums, sales charges and expenses that apply to each class:


                        MINIMUM         MINIMUM                                   CONTINGENT
   FUND                 INITIAL        SUBSEQUENT           INITIAL SALES        DEFERRED SALES          SERVICE AND/OR
   CLASS              INVESTMENT*      INVESTMENT*             CHARGE               CHARGE           DISTRIBUTION (12b-1) FEES
-------------         -----------      -----------         ----------------      --------------      -------------------------
Class A               $     1,000       $    100           Maximum 5.75%,        None, except on       0.25% Service fee
                                                           with options for      certain NAV
                                                           a reduction.          purchases

Class B               $     1,000       $    100           None                  Maximum 5%,           0.25% Service fee
                                                                                 declining over six    and 0.75%
                                                                                 years                 Distribution fee

Class C               $     1,000       $    100           None                  1% for the first      0.25% Service fee
                                                                                 year                  and 0.75%
                                                                                                       Distribution fee

Class I               $ 5,000,000       $ 10,000           None                  None                  None

Advisor Class         $    10,000       $    250           None                  None                  None

* Minimum initial and subsequent investments for retirement plans are $25.

                                 Class A Shares

INITIAL SALES CHARGE

Class A shares are sold at a public offering price equal to their NAV plus an initial sales charge, as set forth below (the sales charge is reduced as the amount invested increases):

                                      SALES CHARGE              SALES CHARGE          PORTION OF PUBLIC
                                    AS A PERCENTAGE OF       AS A PERCENTAGE OF         OFFERING PRICE
     AMOUNT INVESTED               PUBLIC OFFERING PRICE     NET AMOUNT INVESTED      RETAINED BY DEALER
                                   ---------------------     -------------------      ------------------
  Less than $50,000                        5.75%                    6.10%                    5.00%
  $50,000 but less than $100,000           5.25%                    5.54%                    4.50%
  $100,000 but less than $250,000          4.50%                    4.71%                    3.75%
  $250,000 but less than $500,000          3.00%                    3.09%                    2.50%
  $500,000 or over                         0.00%                    0.00%                    0.00%


* A Contingent Deferred Sales Charge ("CDSC") of 0.50% may apply to Class A shares that are redeemed within 12 months of the end of the month in which they were purchased. Class A shares that are acquired through reinvestment of dividends or distributions are not subject to an initial sales charge.

HOW TO REDUCE YOUR INITIAL SALES CHARGE

- "Rights of Accumulation" permits you to pay the sales charge that applies to the cost or value (whichever is higher) of all International Solutions Class A shares you own.

- A "Letter of Intent" permits you to pay the sales charge that would apply to your cumulative purchase of Fund shares over a 13-month period (certain restrictions apply).

HOW TO ELIMINATE YOUR INITIAL SALES CHARGE

You may purchase Class A shares at NAV (without an initial sales charge or a CDSC):

- through certain investment advisors and financial planners who charge a management, consulting or other fee for their services;

-    under certain qualified retirement plans;

- as an employee or director of Mackenzie Investment Management Inc. or its affiliates;

-    as an employee of a selected dealer; or

- through the Merrill Lynch Daily K Plan (the "Plan"), provided the Plan has at least $3 million in assets or over 500 or more eligible employees.

Certain trust companies, bank trust departments, credit unions, savings and loans and other similar organizations may be also exempt from the initial sales charge on Class A shares.

You may also purchase Class A shares at NAV if you are investing at least $500,000 through a dealer or agent. Ivy Mackenzie Distributors, Inc. ("IMDI"), the Funds' distributor, may pay the dealer or agent (out of IMDI's own resources) for its distribution assistance according to the following schedule:

                   PURCHASE AMOUNT            COMMISSION
                   ---------------            ----------
                   First $3,000,000              0.50%

                   Next $2,000,000               0.25%

                   Over $5,000,000               0.10%

IMDI may from time to time pay a bonus or other cash incentive to dealers (other than IMDI) including, for example, those which employ a registered representative who sells a minimum dollar amount of the shares of a Fund and/or other funds distributed by IMDI during a specified time period.

Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of certain dealers meeting criteria established by IMDI. This privilege will apply only to Class A shares of a Fund that are purchased using proceeds obtained by such clients by redeeming another mutual fund's shares on which a sales charge was paid. Purchases must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC if redeemed within the first year after purchase.

SERVICE FEE

Class A shares are subject to an ongoing service fee at an annual rate of up to 0.25% of a Fund's average net assets attributable to its Class A shares.

                           CLASS B AND CLASS C SHARES

CONTINGENT DEFERRED SALES CHARGE

Class B and Class C shares are not subject to an initial sales charge but are subject to a CDSC. If you redeem your Class C shares within one year of purchase they will be subject to a CDSC of 1.00%. Class B shares redeemed within six years of purchase will be subject to a CDSC at the following rates:

                                               CDSC AS A PERCENTAGE
                                                OF DOLLAR AMOUNT
               YEAR SINCE PURCHASE              SUBJECT TO CHARGE
              ----------------------           --------------------
              First                                  5.00%
              Second                                 4.00%
              Third                                  3.00%
              Fourth                                 3.00%
              Fifth                                  2.00%
              Sixth                                  1.00%
              Seventh and thereafter                 0.00%

The CDSC for both Class B and Class C shares will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No charge will be assessed on increases in account value above the original purchase price or on reinvested dividends and distributions.

Shares will be redeemed on a lot-by-lot basis in the following order:

-    shares held more than six years;

-    shares acquired through reinvestment of dividends and distributions;

- shares subject to the lowest CDSC percentage, on a first-in, first-out basis

     (1) with the portion of the lot attributable to capital appreciation, which is not subject to a CDSC, redeemed first; then

     (2) the portion of the lot attributable to your original basis, which is subject to a CDSC.

WAIVER OF THE CDSC

The CDSC for Class B shares is waived for:

- certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.

- redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.

- redemption resulting from a tax-free return of excess contribution to an IRA.

- withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability.

- withdrawals through the Systematic Withdrawal Plan of up to 12% per year of your account value at the time the plan is established.

- redemptions through the Merrill Lynch Daily K Plan, if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see "Group Systematic Investment Program" in the SAI.

SERVICE AND DISTRIBUTION FEE

Both Class B shares and Class C shares are subject to an ongoing service and distribution fee at a combined annual rate of up to 1.00% of a Fund's average net assets attributable to its Class B or Class C shares. The ongoing distribution fees will cause these shares to have a higher expense ratio than that of Class A, Class I and Advisor Class shares. IMDI uses the money that it receives from the deferred sales charge and the distribution fees to cover various promotional and sales related expenses, as well as expenses related to providing distribution services, such as compensating selected dealers and agents for selling these shares.

SHARE CONVERSION FEATURE

Approximately eight years after the original date of purchase, your Class B shares will be converted automatically to Class A shares. Class A shares are subject to lower annual expenses than Class B shares. The conversion from Class B shares to Class A shares is not considered a taxable event for federal income tax purposes. Class C shares do not have a similar conversion feature.

                        CLASS I AND ADVISOR CLASS SHARES

Class I and Advisor Class shares are not subject to an initial sales charge or a CDSC, nor to ongoing service or distribution fees. Class I shares are offered only to institutions and certain individuals. Advisor Class shares are offered only to the following investors:

- trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees;
- any account with assets of at least $10,000 if (a) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion, and where the investor pays such person as compensation for his advice and other services an annual fee of at least 0.50% on the assets in the account, or (b) such account is established under a "wrap fee" program and the account holder pays the sponsor of the program an annual fee of at least 0.50% on the assets in the account;
-    officers and Trustees of Mackenzie Solutions (and their relatives);
- directors or employees of Mackenzie Investment Management Inc. or its affiliates; and
- directors, officers, partners, registered representatives, employees and retired employees (and their relatives) of dealers having a sales agreement with IMDI (or trustees or custodians of any qualified retirement plan or IRA established for the benefit of any such person).

                         SUBMITTING YOUR PURCHASE ORDER

INITIAL INVESTMENTS

Complete and sign the Account Application appearing in the middle of this Prospectus. Enclose a check payable to the International Solutions Fund in which you wish to invest. You should note on the check the class of shares you wish to purchase (see page 16 for minimum initial investments.) Deliver your application materials to your registered representative or selling broker, or send them to one of the addresses below:

            BY REGULAR MAIL:                   BY COURIER:

            Ivy Mackenzie Services Corp.       Ivy Mackenzie Services Corp.
            PO Box 3022                        700 South Federal Hwy., Suite 300
            Boca Raton, FL 33431-0922          Boca Raton, FL 33432

BUYING ADDITIONAL SHARES

There are several ways to increase your investment in a Fund:

- BY MAIL - Send your check with a completed investment slip (attached to your account statement) or written instructions indicating the account registration, Fund number or name, and account number. Mail to one of the addresses above.

- THROUGH YOUR BROKER - Deliver to your registered representative or selling broker the investment slip (attached to your account statement) or written instructions, along with your payment.

- BY WIRE - Purchases may also be made by wiring money from your bank account to your International Solutions account. Your bank may charge a fee for wiring funds. Before wiring any funds, please call IMSC at (800) 821-4350. Wiring instructions are as follows:

               First Union National Bank of Florida
               Jacksonville, FL
               ABA #063000021
               Account #2000002757919
               For further credit to:
                   Your International Solutions Account Registration Your Fund Number and Account Number

- BY AUTOMATIC INVESTMENT METHOD ("AIM") - You can elect to have funds electronically drawn each month from your bank account and invested as a purchase of shares into your International Solutions account. Complete sections 6A and 7B of the Account Application.

                              HOW TO REDEEM SHARES

SUBMITTING YOUR REDEMPTION ORDER

You may redeem your Fund shares through your registered securities dealer or directly through IMSC. If you choose to redeem through your registered securities dealer, the dealer is responsible for properly transmitting redemption orders in a timely manner. If you choose to redeem directly through IMSC, you have several ways to submit your request:

- BY MAIL - Send your written redemption request to IMSC at one of the addresses on page 20 of this Prospectus. Be sure that all registered owners listed on the account sign the request. Medallion signature guarantees and supporting legal documentation may be required. When you redeem, IMSC will normally send redemption proceeds to you on the next business day, but may take up to seven days (or longer in the case of shares recently purchased by check).

- BY TELEPHONE - Call IMSC at (800) 821-4350 to redeem from your individual, joint or custodial account. To process your redemption order by telephone, you must have telephone redemption privileges on your account (see section 6E of the Account Application). IMSC employs reasonable procedures that require personal identification prior to acting on redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions. Requests by telephone can only be accepted for amounts up to $50,000.

- BY SYSTEMATIC WITHDRAWAL PLAN ("SWP") - You can elect to have funds electronically drawn each month from your International Solutions account and deposited directly into your bank account. Certain minimum balances and minimum distributions apply. Complete section 6B of the Account Application to add this feature to your account.

RECEIVING YOUR REDEMPTION PROCEEDS

You can receive redemption proceeds through a variety of payment methods:

- BY CHECK - Unless otherwise instructed, checks will be made payable to the current account registration and sent to the address of record.

- BY FEDERAL FUNDS WIRE - Proceeds will be wired on the next business day to a pre-designated bank account. Your account will be charged $10 each time redemption proceeds are wired to your bank, and your bank may also charge you a fee for receiving a Federal Funds wire.

-    BY ELECTRONIC FUNDS TRANSFER ("EFT") - For SWP redemptions only.

IMPORTANT REDEMPTION INFORMATION

- A CDSC may apply to certain Class A share redemptions, to Class B shares redeemed within 6 years of purchase, and to Class C shares that are redeemed within one year of purchase.

- All redemptions are made at the NAV next determined after a redemption request has been received in good order. Requests for redemptions must be received by IMSC by 4:00 p.m. Eastern time to be processed at the NAV for that day. Any redemption request that is received after 4:00 p.m. Eastern time will be processed at the price determined on the following business day.

- If you own shares of more than one class of a Fund, the Fund will redeem first the shares having the highest 12b-1 fees, unless you instruct otherwise.

- Within a class of shares, any shares subject to a CDSC will be redeemed last unless you specifically elect otherwise.

- Class B and Class C shares will be redeemed in the order described under "Class B and Class C Shares -- Contingent Deferred Sales Charge".

- A Fund may (on 60 days' notice) redeem the accounts of shareholders whose investment, including sales charges paid, has been less than $1,000 for more than 12 months.

- A Fund may take up to seven days (or longer in the case of shares recently purchased by check) to send redemption proceeds.

                             HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of another Fund, subject to certain restrictions (see "Important Exchange Information" below).

SUBMITTING YOUR EXCHANGE ORDER

You may submit an exchange request to IMSC as follows:

- BY MAIL - Send your written exchange request to IMSC at one of the addresses on page 20 of this Prospectus. Be sure that all registered owners listed on the account sign the request.

- BY TELEPHONE - Call IMSC at (800) 821-4350 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account (see section 6E of the Account Application). IMSC employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund or IMSC may be liable for any losses due to unauthorized or fraudulent telephone instructions.

IMPORTANT EXCHANGE INFORMATION

-    You must exchange into the same share class you currently own.

- Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

- It is the policy of the Funds to discourage the use of the exchange privilege for the purpose of timing short-term market fluctuations. A Fund may therefore limit the frequency of exchanges by a shareholder or cancel a shareholder's exchange privilege if at any time it appears that such market timing strategies are being used. For example, shareholders exchanging more than five times in a 12-month period may be considered to be using market-timing strategies.

                             DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

- Each Fund generally declares and pays dividends and capital gain distributions (if any) at least once a year.

- Dividends and distributions are "reinvested" in additional Fund shares unless you request to receive them in cash.

- Reinvested dividends and distributions are added to your account at NAV and are not subject to a CDSC regardless of which share class you own.

-    Cash dividends and distributions can be sent to you:

     BY MAIL - a check will be mailed to the address of record unless otherwise instructed.

     BY EFT - your proceeds will be directly deposited into your bank account.

To change your dividend and/or distribution options, call IMSC at (800)821-4350.

TAX CONSEQUENCES

Dividends paid out of a Fund's net investment income (including ordinary income dividends received by the Fund from an underlying fund) and net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains earned by a Fund (including long-term capital gain distributions received by the Fund from an underlying fund) are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Fund dividend and capital gain distributions are taxable to you in the same manner whether received in cash or reinvested in additional Fund shares. Each year the Funds will notify you of the tax status of dividends and other distributions.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year.

Upon the sale or exchange of your Fund shares, you may realize a capital gain or loss which will be long-term or short-term, generally depending upon how long you held your shares.

Each Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Fund distributions also may be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in a Fund.

                      INVESTMENT OBJECTIVES AND STRATEGIES
                             OF THE UNDERLYING FUNDS

Following is a brief description of the investment objectives and principal investment strategies of the underlying funds. The risks associated with certain of these investment practices are described in "Additional Information About Investment Strategies and Risks" and in the SAI. The following information and the risk information contained in this Prospectus and in the SAI is merely a summary and should not be relied upon as a complete statement of the investment techniques that the underlying funds may use to achieve their respective investment objectives. Additional information about the Ivy Funds may be obtained by calling or writing to IMDI (which distributes the Ivy Fund's shares) at the phone number and address printed on the back cover page of this Prospectus. Contact information relating to the other underlying funds is also available through IMDI.


EQUITY UNDERLYING FUNDS
DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO, managed by Deutsche Asset Management. The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income: any dividend or interest income is incidental to the pursuit of that goal. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a portion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if management believes that their return potential more than compensates for the extra risks associated with these markets.



IVY INTERNATIONAL FUND II's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets. To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts.



IVY INTERNATIONAL SMALL COMPANIES FUND seeks long-term growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign issuers having initial market capitalization of less than $2 billion. The Fund might engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks.


IVY PAN-EUROPE FUND's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of large and medium-sized European companies.


THE JAPAN FUND, INC., managed by Scudder Kemper Investments, seeks to provide long-term capital appreciation. The Fund pursues its objective by investing at least 80% of its assets in Japanese securities (including American Depository Receipts). The term Japanese securities includes securities issued by companies organized under the laws of Japan, companies affiliated with Japanese companies and companies, wherever organized, that derive 50% or more of their revenues from Japan. The Fund invests primarily in the common stock of Japanese companies. It anticipates that most equity securities of Japanese companies in which it invests will be listed on Japanese securities exchanges. However, the Fund may also invest up to 30% of its net assets in equity securities that are traded in an over-the-counter market.



LAZARD INTERNATIONAL EQUITY PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index. The Portfolio generally invests at least 80% of its total assets in equity securities of companies located in at least three different foreign countries.



LAZARD INTERNATIONAL SMALL CAP PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small, non-U.S. companies in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Small Cap Index. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the investment manager's judgment. The Portfolio generally invests at least 65% of its assets in equity securities of small companies located in at least three foreign countries.


MONTGOMERY INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States. The Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country.


SCUDDER GREATER EUROPE GROWTH FUND is a non-diversified fund that seeks to provide long-term growth of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies organized under the laws of Europe or do more than half of their business there). The Fund expects that it will focus its investments on common stocks of multinational companies in industrialized Western and Southern Europe countries such as France, Italy, Spain and Greece.



SCUDDER INTERNATIONAL FUND seeks long-term growth of capital by investing at least 65% of its total assets in foreign equities (equities issued by foreign-based companies and listed on foreign exchanges). Although the Fund can invest in companies of any size and from any country, its invests mainly in common stocks of established companies in countries with developed economies (other than the United States).


WARBURG PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The Fund intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the Fund emphasizes developed countries, it may also invest in emerging markets.

WARBURG PINCUS JAPAN GROWTH FUND seeks long-term growth of capital. The Fund may invest in companies of any size, whether traded on an exchange or over-the-counter. Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers.

WARBURG PINCUS JAPAN SMALL COMPANY FUND seeks long-term capital appreciation. Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of small Japanese companies. Once the 65% policy is met, the Fund may invest in Japanese or other Asian companies of any size. The Fund will not invest more than 10% of assets in any one country except Japan.

EMERGING MARKET UNDERLYING FUNDS


IVY ASIA PACIFIC FUND'S principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) issued in Asia Pacific countries, which include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam.



IVY CHINA REGION FUND's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies that are located or have a substantial business presence in the China Region, which includes China, Hong Kong and Taiwan, South Korea. The Fund may also invest in equity securities of companies whose current or expected performance is considered to be strongly associated with the China Region. A large portion of the Fund is likely to be invested in equity securities of companies that trade in Hong Kong.



IVY DEVELOPING MARKETS FUND's principal investment objective is long-term growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in equity securities of companies that are located in, or are expected to profit from, countries whose markets are generally considered to be "developing" or "emerging". The Fund may invest more than 25% of its assets in a single country, but usually will hold securities from at least three emerging market countries in its portfolio.



IVY SOUTH AMERICA FUND is a non-diversified fund with a principal investment objective of long-term growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in equity securities(including common stock, preferred stock and securities convertible into common stock) and government and corporate debt securities issued throughout South America, Central America and the Spanish-speaking islands of the Caribbean. The Fund is likely to have significant investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela. The Fund may invest in low rated debt securities to increase its potential yield.


LAZARD EMERGING MARKETS PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries. Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.


MONTGOMERY EMERGING MARKETS FUND seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world. The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies, and typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any single one of them. The geographic regions in which the Fund may focus its investments include Latin America, Asia, Europe, the Middle East and Africa.



SCUDDER EMERGING MARKETS GROWTH FUND is a non-diversified fund that seeks long-term growth of capital. It does this by investing at least 65% of total assets in emerging market equities (equities traded mainly in emerging markets, or issued by companies that are based in emerging markets or have most of their business there). The Fund invests primarily in common stocks. Examples of emerging markets are Latin America, Southeast Asia, Eastern Europe and Africa.



SCUDDER LATIN AMERICA FUND is a non-diversified fund that seeks long-term capital appreciation. The Fund pursues its investment objective by investing at least 65% of total assets in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Although the Fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico and Peru.

SCUDDER PACIFIC OPPORTUNITIES FUND is a non-diversified fund that seeks long-term growth of capital by investing at least 65% of total assets in Pacific Basin common stocks and other equities (equities that are traded mainly on Pacific Basin markets, issued by companies organized under the laws of a Pacific Basin country or issued by any company with more than half of its business in the Pacific Basin). Examples of Pacific Basin countries include China, Malaysia, Sri Lanka, Australia and India. The Fund generally intends to focus on common stocks from the region's smaller emerging markets and does not invest in Japan.


FIXED INCOME UNDERLYING FUNDS
IVY INTERNATIONAL STRATEGIC BOND FUND seeks total return and, consistent with that objective, to maximize current income. The Fund invests at least 65% of its assets in a managed portfolio of foreign bonds. The Fund may also invest in U.S. bonds. The types of debt securities the Fund may hold include corporate, government, and mortgage or asset backed securities. At least 65% of the value of the Fund's portfolio is expected to be rated in the four highest rating categories used by Moody's and S&P. Among the other securities and investment techniques that the Fund's manager considers important in achieving the Fund's investment objective (or in controlling the Fund's exposure to risk) are low rated debt securities (commonly referred to as "high yield" or "junk" bonds) and derivative investment techniques (such as options, futures, interest rate and credit swaps, and foreign currency exchange transactions).

LAZARD INTERNATIONAL FIXED-INCOME PORTFOLIO is a non-diversified fund that seeks maximum total return from a combination of capital appreciation and current income. The Portfolio generally invests at least 80% of its total assets in fixed-income securities of companies within, or governments, their agencies or instrumentalities of, at least three different non-U.S. countries. The investment manager of the Fund currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the United Kingdom, Canada and the Pacific Basin. The Portfolio generally invests at least 85% of its total assets in investment grade fixed-income securities and may invest up to 15% of its total assets in fixed-income securities rated below investment grade ("junk bonds"). Under normal market conditions, the Portfolio's effective duration (a measure of interest rate sensitivity) will range between two and eight years.

SCUDDER INTERNATIONAL BOND FUND is a non-diversified fund with a primary objective of income. As a secondary objective, the Fund seeks protection and possible enhancement of principal. The Fund pursues its investment objectives by investing at least 65% of its total assets in high-quality bonds denominated in foreign currencies with credit ratings within the three highest rating categories of one or more nationally recognized rating associations, or, if unrated, considered to be of comparable quality by the adviser. The Fund may invest up to 15% of its net assets in bonds rated below investment-grade. Securities rated below investment-grade (commonly referred to as "junk bonds"), entail greater risks than investment-grade bonds.

ALL UNDERLYING FUNDS
For temporary or emergency purposes or to assume a defensive position when market conditions warrant, an underlying fund may, to the extent described in its prospectus, (i) borrow money from banks and (ii) invest without limit in cash, U.S. government securities, commercial paper and similar money market securities.

FINANCIAL HIGHLIGHTS
The "Financial Highlights" tables are intended to help you understand each Fund's financial performance and reflects results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) during the year on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in its Annual Report to shareholders (which is available upon request).


                                                                           International Solutions I - Conservative Growth
                                                                         --------------------------------------------------
                                                                         for the period   for the period     for the period
                                                                         October 4, 1999  August 23, 1999     July 2, 1999
                                                                         (commencement)    (commencement)    (commencement)
                                                                         to December 31,   to December 31,   to December 31,
                                                                         ---------------  ----------------   ---------------
Selected Per Share Data                                                       1999              1999              1999
                                                                         ---------------  ----------------   ---------------
                                                                             Class A           Class B        Advisor Class
                                                                         ---------------  ----------------   ---------------
Net asset value, beginning of period....................................     $ 10.45           $ 10.25           $ 10.05
                                                                             -------           -------           -------
  Income from investment operations
  Net investment income (a).............................................         .09               .06               .11
  Net realized and unrealized gain on investment transactions.......... .       1.48              1.64              1.82
                                                                             -------           -------           -------
    Total from investment operations....................................        1.57              1.70              1.93
                                                                             -------           -------           -------
  Less distributions
  Dividends
    From net investment income..........................................         .09               .06               .11
    In excess of net investment income..................................         .49               .51               .46
                                                                             -------           -------           -------
      Total distributions...............................................         .58               .57               .57
                                                                             -------           -------           -------
Net asset value, end of period..........................................     $ 11.44           $ 11.38           $ 11.41
                                                                             =======           =======           =======
Total return (%)(b).....................................................       15.13             16.76             19.40

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)................................     $    40           $    75           $   121
Ratio of expenses to average net assets (%)(c)(d)
  With expense reimbursement and service fee (%)........................         .64              1.39               .39
  Without expense reimbursement and service fee (%).....................      101.44            102.19            101.19
Ratio of net investment income to average net assets (%)(a)(c)..........        3.41              2.66              3.66
Portfolio turnover rate (%).............................................          --                --                --


                                                              International Solutions II - Balanced Growth
                                               ----------------------------------------------------------------------------
                                                for the period           for the period   for the period     for the period
                                               September 19, 1999        August 9, 1999   August 26, 1999     July 2, 1999
                                                (commencement)           (commencement)    (commencement)    (commencement)
                                                to December 31,          to December 31,   to December 31,   to December 31,
                                               -------------------       ---------------  ----------------   ---------------
Selected Per Share Data                              1999                     1999              1999              1999
                                               -------------------       ---------------  ----------------   ---------------
                                                   Class A                   Class B           Class C        Advisor Class
                                               -------------------       ---------------  ----------------   ---------------
Net asset value, beginning of period.......          $10.11                  $  9.84           $ 10.11           $ 10.05
                                                     ------                  -------           -------           -------
  Income from investment operations
  Net investment income (a)................             .11                      .10               .10               .20
  Net realized and unrealized gain on
     investment transactions...............            1.55                     1.81              1.53              1.53
                                                     ------                  -------           -------           -------
    Total from investment operations.......            1.66                     1.91              1.63              1.73
                                                     ------                  -------           -------           -------
  Less distributions
  Dividends
    From net investment income.............             .11                      .10               .10               .20
    In excess of net investment income.....             .45                      .46               .46               .37
                                                     ------                  -------           -------           -------
      Total distributions..................             .56                      .56               .56               .57
                                                     ------                  -------           -------           -------
Net asset value, end of period.............          $11.21                  $ 11.19           $ 11.18           $ 11.21
                                                     ======                  =======           =======           =======
Total return (%)(b)........................           16.60                    19.59             16.15             17.30

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...          $    5                  $    89           $     6           $   118
Ratio of expenses to average net
  assets (%)(c)(d)
  With expense reimbursement and
    service fee (%)........................             .58                     1.33               .33               .33
  Without expense reimbursement and
    service fee (%)........................           99.75                   100.50            100.50             99.50
Ratio of net investment income to average
     net assets (%)(a)(c)..................            3.61                     2.86              2.86              3.86
Portfolio turnover rate (%)................              --                       --                --                --

(a) Net investment income is net of expenses reimbursed by Manager and Service fees.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized.
(d) Excludes expense ratios of Underlying Funds.


                                                              International Solutions III - Moderate Growth
                                               ----------------------------------------------------------------------------
                                                for the period           for the period   for the period     for the period
                                                  July 6, 1999            July 30, 1999     July 23, 1999     July 2, 1999
                                                (commencement)           (commencement)    (commencement)    (commencement)
                                                to December 31,          to December 31,   to December 31,   to December 31,
                                               -------------------       ---------------  ----------------   ---------------
Selected Per Share Data                              1999                     1999              1999              1999
                                               -------------------       ---------------  ----------------   ---------------
                                                   Class A                   Class B           Class C        Advisor Class
                                               -------------------       ---------------  ----------------   ---------------
Net asset value, beginning of period.......          $10.17                  $ 10.07           $  9.95           $ 10.07
                                                     ------                  -------           -------           -------
  Income from investment operations
  Net investment income (a)................             .14                      .07               .02               .14
  Net realized and unrealized gain on
     investment transactions...............            1.72                     1.84              2.03              1.81
                                                     ------                  -------           -------           -------
    Total from investment operations.......            1.86                     1.91              2.05              1.95
                                                     ------                  -------           -------           -------
  Less distributions
  Dividends
    From net investment income.............             .14                      .07               .02               .14
    In excess of net investment income.....             .28                      .33               .39               .28
                                                     ------                  -------           -------           -------
      Total distributions..................             .42                      .40               .41               .42
                                                     ------                  -------           -------           -------
Net asset value, end of period.............          $11.61                  $ 11.58           $ 11.59           $ 11.60
                                                     ======                  =======           =======           =======
Total return (%)(b)........................           18.38                    19.13             20.70             19.54

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...          $  342                  $   575           $    98           $   400
Ratio of expenses to average net
  assets (%)(c)(d)
  With expense reimbursement and
    service fee (%)........................             .48                     1.23              1.23               .23
  Without expense reimbursement and
    service fee (%)........................           32.69                    33.44             33.44             32.44
Ratio of net investment income to average
     net assets (%)(a)(c)..................            4.11                     3.36              3.36              4.36
Portfolio turnover rate (%)................              12                       12                12                12






                                                              International Solutions IV - Long-term Growth
                                               ----------------------------------------------------------------------------
                                                for the period           for the period   for the period     for the period
                                                  July 2, 1999            July 19, 1999   August 12, 1999     July 2, 1999
                                                (commencement)           (commencement)    (commencement)    (commencement)
                                                to December 31,          to December 31,   to December 31,   to December 31,
                                               -------------------       ---------------  ----------------   ---------------
Selected Per Share Data                              1999                     1999              1999              1999
                                               -------------------       ---------------  ----------------   ---------------
                                                   Class A                   Class B           Class C        Advisor Class
                                               -------------------       ---------------  ----------------   ---------------
Net asset value, beginning of period.......          $10.10                  $ 10.16           $  9.78           $ 10.10
                                                     ------                  -------           -------           -------
  Income from investment operations
  Net investment income (a)................             .11                      .09               .07               .16
  Net realized and unrealized gain on
     investment transactions...............            2.13                     2.04              2.42              2.10
                                                     ------                  -------           -------           -------
    Total from investment operations.......            2.24                     2.13              2.49              2.26
                                                     ------                  -------           -------           -------
  Less distributions
  Dividends
    From net investment income.............             .11                      .09               .07               .16
    In excess of net investment income.....             .19                      .19               .22               .15
                                                     ------                  -------           -------           -------
      Total distributions..................             .30                      .28               .29               .31
                                                     ------                  -------           -------           -------
Net asset value, end of period.............          $12.04                  $ 12.01           $ 11.98           $ 12.05
                                                     ======                  =======           =======           =======
Total return (%)(b)........................           22.31                    21.09             25.57             22.48

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...          $  473                  $ 1,137           $   333           $   246
Ratio of expenses to average net
  assets (%)(c)(d)
  With expense reimbursement and
    service fee (%)........................             .33                     1.08              1.08               .08
  Without expense reimbursement and
    service fee (%)........................           23.73                    24.48             24.48             23.48
Ratio of net investment income to average
     net assets (%)(a)(c)..................            4.17                     3.42              3.42              4.42
Portfolio turnover rate (%)................               1                        1                 1                 1


(a) Net investment income is net of expenses reimbursed by Manager and Service fees.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized.
(d) Excludes expense ratios of Underlying Funds.



                                                              International Solutions V - Aggressive Growth
                                               ----------------------------------------------------------------------------
                                                for the period          for the period   for the period     for the period
                                                  July 6, 1999        September 13, 1999  July 16, 1999      July 2, 1999
                                                (commencement)          (commencement)    (commencement)    (commencement)
                                                to December 31,         to December 31,   to December 31,   to December 31,
                                               -------------------    -----------------  ----------------   ---------------
Selected Per Share Data                              1999                   1999              1999              1999
                                               -------------------    -----------------  ----------------   ---------------
                                                   Class A                Class B           Class C          Advisor Class
                                               -------------------    -----------------  ----------------   ---------------
Net asset value, beginning of period.......          $10.22                $ 10.22           $ 10.10           $ 10.11
                                                     ------                -------           -------           -------
  Income from investment operations
  Net investment income (a)................             .12                    .06               .10               .24
  Net realized and unrealized gain on
     investment transactions...............            1.54                   1.56              1.66              1.56
                                                     ------                -------           -------           -------
    Total from investment operations.......            1.66                   1.62              1.76              1.80
                                                     ------                -------           -------           -------
  Less distributions
  Dividends
    From net investment income.............             .12                    .06               .10               .24
    In excess of net investment income.....             .45                    .50               .46               .33
                                                     ------                -------           -------           -------
      Total distributions..................             .57                    .56               .56               .57
                                                     ------                -------           -------           -------
Net asset value, end of period.............          $11.31                $ 11.28           $ 11.30           $ 11.34
                                                     ======                =======           =======           =======
Total return (%)(b)........................           16.38                  16.07             17.65             17.95

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)...          $   66                $   174           $    89           $   137
Ratio of expenses to average net
  assets (%)(c)(d)
  With expense reimbursement and
    service fee (%)........................             .35                   1.10              1.10               .10
  Without expense reimbursement and
    service fee (%)........................           81.82                  82.57             82.57             81.57
Ratio of net investment income to average
     net assets (%)(a)(c)..................            4.70                   3.95              3.95              4.95
Portfolio turnover rate (%)................               2                      2                 2                 2


(a) Net investment income is net of expenses reimbursed by Manager and Service fees.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c) Annualized.
(d) Excludes expense ratios of Underlying Funds.

                         HOW TO RECEIVE MORE INFORMATION


Additional information about the Funds and their investments is contained in the Statement of Additional Information for the Funds dated May 1, 2000 (the "SAI"), which is incorporated by reference into this Prospectus, and in the Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its most recent fiscal year. The SAI and annual and semi-annual reports are available upon request and without charge from IMDI, the Funds' distributor, at the address below.


Information about the Funds (including the SAI and annual report) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 for further details). Information about the Funds is also available on the EDGAR database on the SEC's Internet Website (www.sec.gov), and copies of this information may be obtained, upon payment of a copying fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SHAREHOLDER INQUIRIES

Please call Ivy Mackenzie Services Corp., the Funds' transfer agent, at the phone number listed below for other information or shareholder inquiries about the Funds.


   BOARD OF TRUSTEES                   OFFICERS
   James W. Broadfoot                  Keith J. Carlson, Chairman
   Keith J. Carlson                    James W. Broadfoot, President
   Ian Carmichael                      Ted A. Parkhill, Vice President
   P. Rodney Cunningham                C. William Ferris, Secretary/Treasurer
   Gary R. Ellis


   LEGAL COUNSEL                       AUDITORS
   Dechert Price & Rhoads              PricewaterhouseCoopers LLP
   Boston, Massachusetts               Fort Lauderdale, Florida

   CUSTODIAN                           INVESTMENT MANAGER
   Brown Brothers Harriman & Co.       Ivy Management, Inc.
   Boston, Massachusetts               Boca Raton, Florida

   TRANSFER AGENT                      DISTRIBUTOR
   Ivy Mackenzie Services Corp.        Ivy Mackenzie Distributors, Inc.
   PO Box 3022                         700 South Federal Highway
   Boca Raton, Florida 33431-0922      Boca Raton, Florida  33432
   (800) 821-4350                      (800) 821-4347

Investment Company Act File No. 811-09107


IS0799PR01                              (International
                                         Solutions Logo)

(INTERNATIONAL SOLUTIONS)
                              ACCOUNT APPLICATION

 PLEASE MAIL APPLICATIONS AND CHECKS TO: Ivy Mackenzie Services Corp., P.O. Box
                        3022, Boca Raton, FL 33431-0922
             Make sure both pages of this application are included.
     This application should not be used for retirement accounts for which
                    Mackenzie Solutions (IBT) is custodian.
                                 FUND USE ONLY

----------------------     ------------------------    ------------------------
   ACCOUNT NUMBER             DEALER/BRANCH/REP          ACCOUNT TYPE/SOC CD


                               1.   REGISTRATION

[ ] Individual       [ ] Estate        [ ] Corporation     [ ] Sole Proprietor
[ ] Joint Tenant     [ ] UGMA/UTMA     [ ] Partnership


   [ ] Trust  ---------------------      [ ] Other  -----------------------


-------------------------------------------------------------------------------
Owner, Custodian or Trustee

-------------------------------------------------------------------------------
Co-owner or Minor

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Street

-------------------------------------------------------------------------------
City                               State                               Zip Code

               -               -                                -               -
  ------------------------------------------       ------------------------------------------
                Phone Number -- Day                            Phone Number -- Evening

                               2.   TAX ID NUMBER

               -           -                      or               -
  --------------------------------------                  -----------------------------------
            Social Security Number                               Tax Identification Number

       Citizenship:  [ ] U.S.
                     [ ] Other
                                -----------------------------

  UNDER PENALTY OF PERJURY, I CERTIFY BY SIGNING IN SECTION 8 BELOW THAT: (1) THE NUMBER SHOWN IN
  THIS SECTION IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (TIN), AND (2) I AM NOT SUBJECT TO BACKUP
  WITHHOLDING BECAUSE: (A) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM
  SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (B)
  THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING. (CROSS OUT ITEM (2) IF
  YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF
  UNDERREPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.) PLEASE SEE THE "TAX CONSEQUENCES" SECTION
  OF THE PROSPECTUS FOR ADDITIONAL INFORMATION.

                            3.   DEALER INFORMATION

  The undersigned ("Dealer") agrees to all applicable provisions in this Application, guarantees the signature and legal capacity of the Shareholder, and agrees to notify Ivy Mackenzie Services Corp.
  of any purchases made under a Letter of Intent or Rights of Accumulation.

  -----------------------------------------------    -----------------------------------------------
  Dealer Name                                        Representative's Name and Number

  -----------------------------------------------    -----------------------------------------------
  Branch Office Address                              Representative's Phone Number

  -----------------------------------------------    -----------------------------------------------
  City             State             Zip Code        Authorized Signature of Dealer

                                4.   INVESTMENTS

  A.   Enclosed is my check ($1,000 minimum) for $ --------------- made payable to the appropriate
       International Solutions fund.*
  B.   Please invest in   [ ] Class A   [ ] Class B   [ ] Class C   [ ] Class I   [ ] Advisor Class  of the
       following fund(s):
       $ --------------- International Solutions I - Conservative Growth
       $ --------------- International Solutions II - Balanced Growth
       $ --------------- International Solutions III - Moderate Growth
       $ --------------- International Solutions IV - Long-term Growth
       $ --------------- International Solutions V - Aggressive Growth
  C.   I qualify for a reduction or elimination of the sales charge due to the following privilege (applies only to Class A Shares):
       [ ] New Letter of Intent (if ROA or 90-day backdate privilege is applicable, provide account(s)
           information below.)
       [ ] ROA, with the account(s) listed below.
       [ ] Existing Letter of Intent, with accounts listed below.

       Fund Name  -------------------------------       Account Number------------------------------

       Fund Name  -------------------------------       Account Number------------------------------

       In establishing a Letter of Intent, you will need to purchase Class A shares over a 13-month period in accordance with the provisions in the Prospectus. The aggregate amount of these purchases will be at least equal to the amount indicated below (see Prospectus for minimum amount required for reduced sales charges.)
                  [ ] $50,000          [ ] $100,000           [ ] $250,000          [ ] $500,000

  D.   FOR DEALER USE ONLY
       Confirmed trade orders:
                                  ---------------------       ---------------------                       ---------------------
                                      Confirm Number             Number of Shares                               Trade Date
  *If investing in more than one Fund, make your check payable to "International Solutions".


                           5.   DISTRIBUTION OPTIONS

I would like to reinvest dividends and capital gains into additional shares of the same class in this account at net asset value unless a different option is checked below:

  A.   [ ] Reinvest all dividends and capital gains into additional shares of the same class of a different
           International Solutions fund.

           Fund Name  -------------------------------       Account Number  ------------------------------

  B.   [ ] Pay all dividends in cash and reinvest capital gains into additional shares of the same class of this Fund, or in a different International Solutions fund.

           Fund Name  -------------------------------       Account Number  ------------------------------

  C.   [ ] Pay all dividends and capital gains in cash.
           I REQUEST THE ABOVE CASH DISTRIBUTION, SELECTED IN B OR C ABOVE, TO BE SENT TO:

       [ ] the account address of record listed in Section 1.
       [ ] the special payee listed in Section 7A (by mail).
       [ ] the special payee listed in Section 7B (by EFT).

                         6.   OPTIONAL SPECIAL FEATURES

  A.   [ ] AUTOMATIC INVESTMENT METHOD (AIM) -- I wish to automatically invest in International Solutions by having my bank account debited and my International Solutions account credited with additional shares. Please attach a voided check to ensure your correct bank account will be debited.
           or
  B.   [ ] SYSTEMATIC WITHDRAWAL PLANS (SWP) -- I wish to automatically withdraw funds from my
           International Solutions account and have my bank account credited with the proceeds.
  If you elect to participate in the AIM or SWP program, complete the information below:

       Frequency
       [ ] Annually:  On the  __________  day of the month of  __________________________  .
       [ ] Semi-Annually:  On the  __________  day of the months of  _________________ and
             _________________  .
       [ ] Quarterly:  On the  __________  day of the  [ ] first month or  [ ] second month or
                            [ ] third month of each quarter
       [ ] Monthly:  [ ] once per month on the  _____ day of the month*
                     [ ] twice per month on the  ________ days of the month*
                     [ ] 3 times per month on the  __________ days of the month*
                     [ ] 4 times per month on the _______________ days of the month*

       Periodic Amount $  _________________ starting in the month of  _________________  .
                             (Minimum $50)
       Fund & Share Class     [ ] Class A   [ ] Class B   [ ] Class C  of  _________________________  .
                                                                                 Fund Name
       Receipt of Proceeds
       (for SWPs only)      [ ] Send SWP proceeds via check to the account of address of record.
                            [ ] Send SWP proceeds via check to the special payee listed in Section 7A.
                            [ ] Send SWP proceeds via electronic payment to the special payee listed in
                                Section 7B.
  C.   FEDERAL FUNDS WIRE FOR REDEMPTION PROCEEDS**  [ ] YES  [ ] NO
        By checking "YES" immediately above, I authorize the Agent to honor telephone instructions for the redemption of Fund shares up to $50,000. Proceeds may be wire transferred to the bank account designated in Section 7B. ($1,000 minimum).
  D.   TELEPHONE EXCHANGES**  [ ] YES  [ ] NO***
        By checking "YES" immediately above, I authorize exchanges by telephone among the International
        Solutions funds, upon instructions from any person as more fully described in the Prospectus. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
  E.   TELEPHONE REDEMPTIONS**  [ ] YES  [ ] NO***
        By checking "YES" immediately above, the Fund or its agents are authorized to honor telephone instructions from any person as more fully described in the Prospectus for the redemption of Fund shares. The amount of the redemption shall not exceed $50,000 and the proceeds are to be payable to the shareholder of record and mailed to the address of record. To change this option once established, written instructions must be received from the shareholder of record or the current registered representative.
         *   There must be a period of at least seven calendar days between each investment/withdrawal period.
         **  This option may not be selected if shares are issued in certificate form.
         *** If neither box is checked, this telephone privilege will be provided automatically.

                               7.   SPECIAL PAYEE

If you would like to receive your redemption proceeds at an address different than the one listed in Section 1 of this application, complete Section 7A and/or 7B below.

  A.                                      SPECIAL PAYEE MAILING ADDRESS

       ----------------------------------------------------------------------------------------------------
       Name of Bank or Individual

       ----------------------------------------------------------------------------------------------------
       Account Number (if applicable)

       ----------------------------------------------------------------------------------------------------
       Street

       ----------------------------------------------------------------------------------------------------
       City/State/Zip
  ---------------------------------------------------------------------------------------------------------
  B.                               SPECIAL PAYEE FED WIRE / E.F.T. INFORMATION

       ----------------------------------------------------------------------------------------------------
       Financial Institution

       ---------------------------------------------    ---------------------------------------------------
       ABA #                                            Account Number

       ----------------------------------------------------------------------------------------------------
       Street

       ----------------------------------------------------------------------------------------------------
       City/State/Zip

                                   (Please attach a voided check)

                                8.   SIGNATURES

Investors should be aware that failure to check "No" under Section 6D or 6E of this application means that the Telephone Exchange or Telephone Redemption Privileges will be provided. The Funds employ reasonable procedures that require personal identification prior to acting on exchange/redemption instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions. Please see "How to Exchange Shares" and "How to Redeem Shares" in the Prospectus for more information on these privileges.

I certify to my legal capacity to purchase or redeem shares of the Fund for my own account or for the account of the organization named in Section 1. I have received a current Prospectus and understand its terms are incorporated in this application by reference. I am certifying my taxpayer information as stated in
Section 2.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


------------------------------------------------------------    -------------------------------------
Signature of Owner, Custodian, Trustee or Corporate Officer     Date

------------------------------------------------------------    -------------------------------------
Signature of Joint Owner, Co-Trustee or Corporate Officer       Date

                          (REMEMBER TO SIGN SECTION 8)

                                  MACKENZIE SOLUTIONS

                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432

                 International Solutions I - Conservative Growth
                  International Solutions II - Balanced Growth
                  International Solutions III - Moderate Growth
                    International Solutions IV - Long-term Growth
                  International Solutions V - Aggressive Growth

                       STATEMENT OF ADDITIONAL INFORMATION

                                      May 1, 2000

         This Statement of Additional Information ("SAI") describes the five investment portfolios (the "Funds") that comprise the International Solutions asset allocation program of Mackenzie Solutions (the "Trust"). The International Solutions program is designed to enable investors to tailor their exposure to different investment techniques in the international securities markets and related risks by investing in a single Fund or group of Funds that invest primarily in the shares of other mutual funds. All of the mutual funds in which the Funds invest have an international investment emphasis. No offer is made in this SAI of the shares of any of these other funds.

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated May 1, 2000 (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the Distributor's address and telephone number printed below.

         The financial statements contained in the Funds' December 31, 1999 Annual Report to Shareholders are incorporated by reference into and are hereby deemed to be part of this SAI.

                               INVESTMENT MANAGER

                          Ivy Management, Inc. ("IMI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 777-6472

                                   DISTRIBUTOR

                    Ivy Mackenzie Distributors, Inc. ("IMDI")
                      Via Mizner Financial Plaza, Suite 300
                            700 South Federal Highway
                            Boca Raton, Florida 33432
                            Telephone: (800) 456-5111

                                TABLE OF CONTENTS

GENERAL INFORMATION..................................................1
INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..........................1
INFORMATION ABOUT THE UNDERLYING FUNDS...............................3
         INVESTMENT OBJECTIVES AND STRATEGIES........................4
         RISKS    ..................................................19
INVESTMENT RESTRICTIONS.............................................22
MANAGEMENT OF THE FUNDS.............................................23
         TRUSTEES AND OFFICERS......................................23
         COMPENSATION TABLE.........................................26
INVESTMENT ADVISORY AND OTHER SERVICES..............................30
         INVESTMENT MANAGER.........................................30
         ASSET ALLOCATION CONSULTANT................................32
         TERM AND TERMINATION OF ADVISORY AGREEMENT AND
            SUBADVISORY AGREEMENT...................................33
         CUSTODIAN..................................................33
         FUND ACCOUNTING SERVICES...................................33
         TRANSFER AGENT AND DIVIDEND PAYING AGENT...................33
         ADMINISTRATOR..............................................34
         AUDITORS 34................................................34
BROKERAGE ALLOCATION................................................34
CAPITALIZATION AND VOTING RIGHTS....................................35
SPECIAL RIGHTS AND PRIVILEGES.......................................36
         AUTOMATIC INVESTMENT METHOD................................36
         EXCHANGE OF SHARES.........................................36
                  INITIAL SALES CHARGE SHARES.......................36
                  CONTINGENT DEFERRED SALES CHARGE SHARES...........37
                  CLASS A  37.......................................37
                  CLASS B  37.......................................37
                  CLASS C  37.......................................37
                  CLASS I AND ADVISOR CLASS.........................38
                  ALL CLASSES.......................................38
         LETTER OF INTENT...........................................38
         RETIREMENT PLANS...........................................39
                  INDIVIDUAL RETIREMENT ACCOUNTS....................39
                  ROTH IRAs.........................................40
                  QUALIFIED PLANS...................................41
                  DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND
                     CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT").42
                  SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs..........42
                  SIMPLE PLANS......................................43
         REINVESTMENT PRIVILEGE.....................................43
         REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION...........43
         SYSTEMATIC WITHDRAWAL PLAN.................................43
         GROUP SYSTEMATIC INVESTMENT PROGRAM........................44
         REDEMPTIONS................................................45
         CONVERSION OF CLASS B SHARES...............................46
NET ASSET VALUE.....................................................47
TAXATION........................................................... 47
         TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS...............48
         DISTRIBUTIONS..............................................48
         DISPOSITION OF SHARES......................................49
         BACKUP WITHHOLDING.........................................50
         TAXATION OF THE UNDERLYING FUNDS...........................50
DISTRIBUTION SERVICES...............................................51
                  RULE 18F-3 PLAN...................................52
                  RULE 12B-1 DISTRIBUTION PLANS.....................53
PERFORMANCE INFORMATION.............................................57
                  AVERAGE ANNUAL TOTAL RETURN.......................57
                  CUMULATIVE TOTAL RETURN...........................65
                  OTHER QUOTATIONS, COMPARISONS AND
                     GENERAL INFORMATION............................68
FINANCIAL STATEMENTS................................................69

                               GENERAL INFORMATION

         The Funds are separately managed diversified series of the Trust, an open-end management investment company organized as a Massachusetts business trust on November 18, 1998. Each Fund invests primarily in the shares of other mutual funds (referred to in this SAI as "underlying funds"), and normally invests in eight to fifteen underlying funds whose combined investment strategies and techniques are consistent with the Fund's investment objective. The underlying funds are from the following registered fund complexes: Deutsche Asset Management, Ivy Funds, Lazard Asset Management, Montgomery Asset Management, Scudder Funds and Warburg Pincus Funds. Many of the underlying funds are international equity mutual funds that invest largely in stocks to achieve growth. Other underlying funds are international bond mutual funds that primarily seek total return. The underlying funds may focus their investments in single countries or geographic regions, and in established or emerging markets and economies. Their managers also use a range of investment styles (such as "value" or "growth").

         The Funds are designed to accommodate distinct investor financial goals and profiles, ranging from "conservative growth" to "aggressive growth". There is no guarantee that a Fund will be able to meet its investment objective, and an investor in the Funds could lose money.

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         Each Fund has its own investment objective and principal investment strategies, which are summarized below and described in greater detail in the "Investment Strategies and Risks" and "Additional Information about Investment Strategies and Risks" sections of the Prospectus.

     o INTERNATIONAL SOLUTIONS I - CONSERVATIVE GROWTH: The primary investment objective of the Conservative Growth Fund is capital preservation with moderate current income, and secondarily capital appreciation. A number of the underlying funds that make up the Conservative Growth Fund invest primarily in fixed income securities, with limited exposure to equity securities and their associated volatility. The Conservative Growth Fund has the highest weighting in foreign bonds among the five Funds, and therefore is expected to bear the lowest relative overall risk. The Fund will have a moderate degree of exposure to the international equity markets, thus making the Fund potentially more volatile than a mutual fund that invests exclusively in fixed income securities or has some portion of its assets invested in the United States.

     o INTERNATIONAL SOLUTIONS II - BALANCED GROWTH: The primary investment objective of the Balanced Growth Fund is a balance of capital appreciation and capital preservation, with moderate current income. The Fund's portfolio of underlying funds is designed to expose the Fund to the growth opportunities that equity investing offers while preserving some degree of the stability historically associated with fixed income securities. The Fund's higher emphasis (relative to the Conservative Growth Fund) on underlying funds that invest in equity securities may lead to moderately increased volatility, but its equal emphasis on fixed income securities is expected to reduce its overall risk relative to the Moderate Growth, Long-term Growth and Aggressive Growth Funds.

     o    INTERNATIONAL   SOLUTIONS  III  -  MODERATE  GROWTH:   The  investment
          objective of the Moderate Growth Fund is primarily capital appreciation, with preservation of capital as a secondary objective. The underlying funds that make up the Moderate Growth Fund invest primarily in equity securities, with some exposure to fixed income securities intended to mitigate short-term losses that may occur in the equity markets.

     o INTERNATIONAL SOLUTIONS IV - LONG-TERM GROWTH: The primary investment objective of the Long-term Growth Fund is capital appreciation without regard to current income. The underlying funds that make up the Long-term Growth Fund invest primarily in equity securities, which are likely to cause greater fluctuations in the Fund's share price than would be the case with the Conservative Growth, Balanced Growth and Moderate Growth Funds (which have varying degrees of exposure to the historically more stable fixed income markets). The Long-term Growth Fund also has a moderate to high weighting in emerging markets (but less than the Aggressive Growth Fund).

     o INTERNATIONAL SOLUTIONS V - AGGRESSIVE GROWTH: The investment objective of the Aggressive Growth Fund is aggressive capital appreciation without regard to current income. The underlying funds that comprise the Aggressive Growth Fund may have significant holdings in emerging markets securities, which historically have projected higher growth rates than established markets. However, emerging market securities have historically experienced greater social, political and economic risk than developed markets and are therefore more volatile.

         The Funds are subject to varying degrees of potential investment risk and return. The more aggressive Funds (such as Long-term Growth Fund and Aggressive Growth Fund) are designed for international investors with a longer investment time horizon and a high degree of risk tolerance. In pursuing higher returns through a mix of underlying funds that invest more heavily in equity securities (including those in emerging market countries), these Funds are susceptible to greater risks and wider fluctuations in value. In contrast, the more conservative Funds (such as Conservative Growth Fund and Balanced Growth
Fund) are designed for international investors with a shorter investment time horizon and/or a lower degree of risk tolerance. You should consult with your financial advisor to determine which Fund or combination of Funds, if any, may be appropriate in light of your financial needs and risk tolerance.

         The principal risks of investing in a particular Fund are determined by the characteristics of the securities held by the underlying funds in which the Fund invests. Each Fund's assets are allocated among certain of the underlying funds in accordance with predetermined percentage ranges, based on the Fund's investment objective and Ivy Management's evaluation of the financial markets, world economies and the relative performance potential of the underlying funds.

         The value of each underlying fund's investments and the income they generate will vary daily and generally reflect market conditions, interest rates and other issuer-specific, political or economic developments. As open-end investment companies, the underlying funds spread investment risk in varying degrees by limiting their holdings in any one company or industry. Each underlying fund will experience some degree of price volatility, however, that is driven by the extent to which its own investment portfolio is exposed to these various conditions. A Fund could therefore lose money at any time during which the underlying funds in which it is invested are not performing as well as expected. The degree to which each Fund is affected by the performance of any one underlying fund will depend upon the relative weight of the underlying fund's shares held by the Fund. For example, the Conservative Growth Fund, which is expected to have significant holdings in international fixed income funds, would be more susceptible to losses caused by a downturn in the international bond markets than would be the Aggressive Growth Fund, which normally invests primarily in underlying funds that are equity-oriented. On the other hand, the Conservative Growth Fund has only limited exposure to losses that occur in the international equity markets.

         Other considerations relating to the underlying funds can affect the performance of the Funds. For example, investment decisions by the investment advisers of the underlying funds are made independently and bear no direct relation to the management techniques employed with respect to the Funds. Accordingly, the investment adviser of an underlying fund may decide to purchase shares of the same issuer whose shares are being sold by the investment adviser of another underlying fund (which would cause an indirect expense to a Fund in the form of transaction costs without accomplishing any investment purpose). The underlying funds are also permitted under the securities laws to invest some portion of their assets in other investment companies. Where this occurs, the underlying funds will be subject to the expenses charged by those investment companies to its shareholders.

         Each Fund may also deviate from its primary investment emphasis on the underlying funds and assume a temporary defensive position by investing in U.S. government securities and short-term commercial paper. During such times, a Fund may miss out on indirect investment opportunities through underlying funds that continue to perform well despite the market factors that gave rise to the Fund's having assumed its defensive position. Assuming a defensive position could also cause a Fund to experience a higher turnover rate. Higher than normal trading in underlying fund shares may result in realization of net short-term capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from the Fund at ordinary income tax rates (see "Dividends, Distributions and Taxes").

         For temporary or emergency purposes, each Fund may also borrow from qualified banks to the maximum extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). Borrowing may exaggerate the effect on a Fund's net asset value of any increase or decrease in the value of the securities held by the Fund. Money borrowed will also be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).

                     INFORMATION ABOUT THE UNDERLYING FUNDS

         Following is a brief description of the investment objectives and principal investment policies of the underlying funds in which the Funds may invest. The underlying funds that comprise each Fund's portfolio are listed in the Fund's financial statements, which are available to shareholders upon request and without charge as soon as they are available after the close of the annual or semi-annual period to which they relate. The following information, as well as the risk information appearing in the section that follows, is merely a summary and should not be relied upon as a complete statement of the investment techniques that the underlying funds may use, or the risks to which they may be subject, in seeking to achieve their respective investment objectives. Additional information about the Ivy Funds may be obtained by calling or writing to the Distributor at the phone number and address printed on the cover page of this SAI. Contact information relating to the other underlying funds is also available through the Distributor. IMI and IMDI serve as manager and distributor, respectively, of each Ivy Fund.

INVESTMENT OBJECTIVES AND STRATEGIES

        EQUITY UNDERLYING FUNDS:

         o DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO, managed by Deutsche Asset Management. The Portfolio seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests at least 65% of its total assets in the stocks and other securities with equity characteristics of companies in developed countries outside the United States. The Portfolio invests for capital appreciation, not income: any dividend or interest income is incidental to the pursuit of that goal. Almost all the companies in which the Portfolio invests are based in the developed foreign countries that make up the MSCI EAFE Index, plus Canada. The Portfolio may also invest a potion of its assets in companies based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if management believes that their return potential more than compensates for the extra risks associated with these markets.

     o IVY INTERNATIONAL FUND II's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

         The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) principally traded in European, Pacific Basin and Latin American markets. To control its exposure to certain risks, the Fund might engage in foreign currency exchange transactions and forward foreign currency contracts. The Fund's manager uses a disciplined value approach while looking for investment opportunities around the world.

         The Fund invests in a variety of economic sectors and industry segments to reduce the effects of price volatility in any one area. The Fund's manager seeks out rapidly expanding foreign economies and companies that generally have at least $1 billion in capitalization at the time of investment and a solid history of operations. Other factors that the Fund's manager considers in selecting particular countries include long term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

     o  IVY   INTERNATIONAL   SMALL  COMPANIES  FUND  seeks  long-term   growth.
Consideration of current income is secondary to this principal objective.

         The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of foreign issuers having initial market capitalization of less than $2 billion. The Fund might engage in foreign currency exchange transactions and forward foreign currency contracts to control its exposure to certain risks. The Fund is managed by a team that focuses on both value and growth factors.

         The Fund invests across a wide range of geographic, economic and industry sectors. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

         o IVY PAN-EUROPE FUND'S principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund invests at least 65% of its assets in the equity securities (including common stock, preferred stock and securities convertible into common stock) of large and medium-sized European companies.

         The Fund invests at least 65% of its assets in the equity securities of large and medium-sized European companies. The Fund's management team uses a disciplined value approach while looking for investment opportunities around the world.

         The Fund invests in companies located or otherwise doing business in European countries and that cover a broad range of economic and industry sectors. The Fund may also invest a significant portion of its assets outside of Europe. Countries are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach, which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

         o THE JAPAN FUND, INC., managed by Scudder Kemper Investments, Inc., seeks to provide long-term capital appreciation.

         The Fund pursues its objective by investing at least 80% of its assets in Japanese securities (including American Depository Receipts). The term Japanese securities includes securities issued by companies organized under the laws of Japan, companies affiliated with Japanese companies and companies, wherever organized, that derive 50% or more of their revenues from Japan. The Fund intends to focus its investments in the equity securities of select Japanese companies, both large and small, that have an active market for their securities and that show a potential for greater-than-average growth.

         The Fund invests primarily in the common stock of Japanese companies. The Fund anticipates that most equity securities of Japanese companies in which it invests will be listed on Japanese securities exchanges. However, the Fund may also invest up to 30% of its net assets in equity securities that are traded in an over-the-counter market. These are generally securities of relatively small or little-known companies that the Fund's portfolio managers believe have above-average earnings growth potential.

         In evaluating a particular investment, the Fund's management considers a number of factors, including the size of the company; the depth and quality of the company's management, the company's product line, business strategy or competitive position in its industry, marketing and technical strengths, research and development efforts, financial strength, cost structure, revenue and earnings growth potential, and price-earnings ratios and other stock valuation measures.

         A security is typically sold when, in the opinion of the Fund's portfolio management team: the stock has reached its fair market value and its appreciation is limited; a company's fundamentals and competitive strength have deteriorated; the portfolio management team loses confidence in the company's management; the Fund's portfolio is too heavily weighted in a particular stock or industry; or more attractive alternatives are available in other companies or sectors.

         To a more limited extent, the Fund may, but is not required to, utilize other investments and investment techniques that may impact fund performance, including, but not limited to, preferred stock, debt securities convertible into common stock and common stock purchase warrants, as well as debt securities of varying maturities, such as those issued by the government of Japan and Japanese companies, when the Fund's management believes that the potential for capital appreciation from debt securities equals or exceeds that available from equity securities. The debt securities in which the Fund may invest are rated no lower than BBB by Standard & Poor's Corporation ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's) or, if unrated, are of equivalent quality as determined by the Fund's investment manager. The Fund may also invest to a limited extent in options, futures and other derivatives (financial instruments whose value is based on indices, commodities or securities). The Fund may invest up to 20% of its assets in cash or in short-term government or other short-term prime obligations.

     o LAZARD INTERNATIONAL EQUITY PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index that the Portfolio's investment manager believes are undervalued based their earnings, cash flow or asset values.

         The Portfolio generally invests at least 80% of its total assets in equity securities of companies located in at least three different foreign countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the investment manager's judgment and its analysis of market conditions. However, the Portfolio's investment manager currently intends to invest the Portfolio's assets primarily in companies based in developed markets.

         The Portfolio may invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments. The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

         The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the investment manager's expectations.

     o LAZARD INTERNATIONAL SMALL CAP PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively small, non-U.S. companies in the range of the Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index (the "MSCI EAFE Small Cap Index") that the Portfolio's investment manager believes are undervalued based on their earnings, cash flow or asset values. The MSCI EAFE Small Cap Index is an unmanaged index of securities listed on foreign stock exchanges.

         In choosing stocks for the Portfolio, its investment manager looks for smaller, well managed non-U.S. companies that have the potential to grow. The Portfolio generally invests at least 80% of its total assets in equity securities, including American and Global Depositary Receipts, of small non-U.S. companies. The Portfolio generally invests at least 65% of its total assets in equity securities of small companies located in at least three foreign countries. The allocation of the Portfolio's assets among geographic regions may shift from time to time based on its investment manager's judgment and analysis of market conditions. However, the investment manager currently intends to invest the Portfolio's assets primarily in companies based in Continental Europe, the United Kingdom, the Pacific Basin, Latin America and Canada.

         The Portfolio may invest up to 20% of its total assets in equity securities of large companies or investment grade debt securities. The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities. The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the investment manager's expectations.

     o MONTGOMERY INTERNATIONAL GROWTH FUND seeks long-term capital appreciation by investing in medium- and large-cap companies in developed stock markets outside the United States. The Fund invests at least 65% of its total assets in the common stocks of companies outside the United States whose shares have a stock market value (market capitalization) of more than $1 billion. The Fund currently concentrates its investments in the stock markets of western Europe, particularly the United Kingdom, France, Germany, Italy and the Netherlands, as well as developed markets in Asia, such as Japan and Hong Kong. The Fund typically invests in at least three countries outside the United States, with no more than 40% of its assets in any one country. The Fund's portfolio managers seek well-managed companies that they believe will be able to increase their sales and corporate earnings on a sustained basis. In addition, the portfolio managers purchase shares of companies that they consider to be under- or reasonably-valued relative to their long-term prospects. The managers favor companies that they believe have a competitive advantage, offer innovative products or services, and may profit from such trends as deregulation and privatization. On a strategic basis, the Fund's assets may be allocated among countries in an attempt to take advantage of market trends. The Fund's portfolio managers and analysts frequently travel to the countries in which the Fund invests or may invest to gain firsthand insight into the economic, political and social trends that affect investments in those countries.

         o SCUDDER GREATER EUROPE GROWTH FUND is a non-diversified fund that seeks to provide long-term growth of capital through investments primarily in the equity securities of European companies. Although its focus is on long-term growth, the Fund may provide current income principally through holdings in dividend-paying securities.

         Greater Europe includes both the industrialized nations of Western Europe and the less wealthy or developed countries in Southern and Eastern Europe. Within this diverse area, the Fund seeks to benefit from accelerating economic growth transformation and deregulation taking hold. These developments involve, among other things, increased privatizations and corporate restructurings, the reopening of equity markets and economies in Eastern Europe, further broadening of the European Community, and the implementation of economic policies to promote non-inflationary growth. The Fund invests in companies it believes are well placed to benefit from these and other structural and cyclical changes now underway in this region of the world.

         The Fund will invest, under normal market conditions, at least 80% of its total assets in the equity securities of European companies. The Fund defines a European company as follows: a company organized under the laws of a European country or for which the principal securities trading market is in Europe; or a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in its most recent fiscal year represents (directly or indirectly through subsidiaries) assets or activities located in Europe.

         The Fund expects the majority of its equity assets to be in the more established and liquid markets of Western and Southern Europe. These more established Western and Southern European countries include: Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Spain, Sweden, Switzerland, and the United Kingdom. To enhance return potential, however, the Fund may pursue investment opportunities in the less wealthy nations of Southern Europe, currently Greece, Portugal and Turkey, and the former communist countries of Eastern Europe, including countries once part of the Soviet Union. The Fund may invest in other countries of Europe when their markets become sufficiently developed, in the opinion of the adviser.

         The Fund intends to allocate its investments among at least three countries at all times. The Fund's equity investments are common stock, preferred stock (convertible or non-convertible), depositary receipts (sponsored or unsponsored) and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market. In addition, the Fund may engage in strategic transactions, including derivatives.

         The Fund may invest, under normal market conditions, up to 20% of its total assets in European debt securities. Capital appreciation in debt securities may arise from a favorable change in relative interest rate levels or in the creditworthiness of issuers. Within this 20% limit, the Fund may invest in debt securities which are unrated, rated, or the equivalent of those rated below investment grade (commonly referred to as "junk bonds"); that is, rated below Baa by Moody's or below BBB by S&P. Such securities may be in default with respect to payment of principal or interest.

          o SCUDDER INTERNATIONAL FUND seeks long-term growth of capital primarily from foreign equity securities. These securities are selected primarily to permit the Fund to participate in non-U.S. companies and economies that are believed to have prospects for growth.

          The Fund generally invests in equity securities of established companies, listed on foreign exchanges (although the Fund may also invest in securities traded over the counter), which the adviser believes have favorable characteristics. The Fund's equity investments include common stock, convertible and non-convertible preferred stock, sponsored and unsponsored depository receipts, and warrants.

         When the adviser believes that it is appropriate to do so in order to achieve the Fund's investment objective of long-term capital growth, the Fund may invest up to 20% of its total assets in debt securities. Such debt securities include debt securities of governments, governmental agencies, supranational organizations and private issuers, including bonds denominated in the European Currency Unit (the "Euro"). Portfolio debt investments will be selected on the basis of, among other things, yield, credit quality, and the fundamental outlooks for currency and interest rate trends in different parts of the globe, taking into account the ability to hedge a degree of currency or local bond price risk. The value of fixed-income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and decline as interest rates rise. The Fund will predominantly purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if unrated, judged by the adviser to be of equivalent quality. The Fund may also invest up to 5% of its total assets in debt securities which are rated below investment-grade.

         The Fund intends to diversify investments among several countries and normally to have investments in securities of at least three different countries other than the U.S. The Fund will invest primarily in securities of issuers in the 21 developed foreign countries included in the Morgan Stanley Capital International ("MSCI") World ex-US Index, but may invest in "emerging markets." The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any of the International Bank of Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. It is expected that the Fund's investments will include companies of varying size as measured by assets, sales or market capitalization. The major portion of the Fund's assets consists of equity securities of established companies listed on recognized exchanges; the adviser expects this condition to continue, although the Fund may invest in other securities.

     o WARBURG PINCUS INTERNATIONAL EQUITY FUND seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of companies located or conducting a majority of their business outside the U.S. or companies whose securities trade primarily in markets outside of the U.S.

         Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of issuers from at least three foreign countries. The Fund intends to diversify its investments across different countries, although at times it may invest a significant part of its assets in a single country. Although the Fund emphasizes developed countries, it may also invest in emerging markets.

         In choosing equity securities, the Fund's portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies. The managers look for companies of any size whose stocks appear to be discounted relative to earnings, assets or projected growth. The portfolio managers determine value based upon research and analysis, taking all relevant factors into account.

         The Fund intends to invest substantially all of its assets in common stocks, warrants and securities convertible into or exchangeable for common stocks. To a limited extent, the Fund may also engage in other investment practices.

     o WARBURG PINCUS JAPAN GROWTH FUND seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

         The Fund's manager believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the Fund intends to provide investors with an opportunity to participate in these developments. In choosing equity securities, the Fund's portfolio manager seeks to identify Japanese companies with attractive growth potential. The manager also looks for companies whose equity securities appear undervalued based on factors such as earnings or assets. The Fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

         Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of Japanese issuers. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the Fund does not intend to invest in securities of non-Asian issuers.

         The Fund currently intends to invest at least 80% of assets in equity securities of Japanese issuers. Equity holdings may consist of common and preferred stocks, rights and warrants, securities convertible into or exchangeable for common stocks, and American Depositary Receipts. To a limited extent, the Fund may also engage in other investment practices.

         WARBURG PINCUS JAPAN SMALL COMPANY FUND seeks long-term capital appreciation. To pursue this goal, it invests in equity securities of small companies located in or conducting a majority of their business in Japan.

         Under normal market conditions, the Fund will invest at least 65% of assets in equity securities of small Japanese companies. The Fund considers a "small" company to be one whose market capitalization does not exceed the largest capitalization of companies in the JASDAQ Index, Second Section of the Tokyo Stock Exchange or smaller half of the First Section of the Tokyo Stock Exchange.

         Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's 65% minimum allocation to Japanese small-company equities.

         Once the 65% policy is met, the Fund may invest in Japanese or other Asian companies of any size. Except for temporary defensive purposes, the Fund does not intend to invest in securities of non-Asian issuers. The Fund will not invest more than 10% of assets in any one country except Japan.

         In choosing equity securities, the Fund's portfolio manager looks for companies that offer attractive opportunities for capital appreciation. Equity holdings may consist of common stocks, rights and warrants, and securities convertible into or exchangeable for common stocks. To a limited extent, the Fund may also engage in other investment practices.

       EMERGING MARKET UNDERLYING FUNDS:

     o IVY ASIA  PACIFIC  FUND'S  principal  investment  objective  is long-term
growth.   Consideration  of  current  income  is  secondary  to  this  principal objective.

         The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) issued in Asia Pacific countries, which include China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and Vietnam. The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry.

         The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

     o IVY CHINA REGION FUND'S principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective.

         The Fund invests at least 65% of its assets in the equity securities of companies that are located or have a substantial business presence in the China Region, which includes China, Hong Kong, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Fund's management team uses a value approach to find stocks it believes are undervalued relative to their long-term growth prospects.

         The Fund seeks to achieve its investment objective of long-term capital growth primarily by investing in the equity securities of companies that are expected to profit from the economic development and growth of the China Region through a direct business connection (such as an exchange listing or significant profit base) in one or more China Region countries. The Fund may invest more than 25% of its assets in the securities of issuers in a single China Region country, and could have significantly more than 50% of its assets invested in Hong Kong. The Fund expects to invest the balance of its assets in the equity securities of companies whose current or expected performance is considered to be strongly associated with the China Region. The Fund's management team seeks to reduce risk by focusing on companies with strong foreign joint venture partners, well-positioned consumer franchises or monopolies, or that operate in strategic or protected industries.

         The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

     o IVY DEVELOPING MARKETS FUND'S principal investment objective is long-term
growth.   Consideration  of  current  income  is  secondary  to  this  principal objective.

         The Fund seeks to achieve its principal objective of long-term capital growth by investing at least 65% of its assets in the equity securities of companies that the Fund's manager believes will benefit from the economic development and growth of emerging markets. The Fund considers an emerging market country to be one that is generally viewed as "developing" or "emerging" by the World Bank, the International Finance Corporation or the United Nations.

         The Fund usually invests its assets in at least three different emerging market countries, and may invest at least 25% of its assets in the securities of issuers located in a single country.

         The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

     o IVY SOUTH AMERICA FUND is a non-diversified fund with a principal objective of long-term growth. Consideration of current income is secondary to this principal objective.

         The Fund invests at least 65% of its assets in equity securities (including common stock, preferred stock and securities convertible into common stock) and government and corporate debt securities issued throughout South America, Central America and the Spanish-speaking islands of the Caribbean. The Fund is likely to have significant investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela. The Fund may invest in low rated debt securities to increase its potential yield.

         The Fund normally invests its assets in at least three different countries, and expects to focus its investments in Argentina, Brazil, Chile, Colombia, Peru and Venezuela. The Fund's holdings are concentrated in high-quality companies, selected for both their defensive strengths and long-term prospects.

         The Fund does not expect to concentrate its investments in any particular industry. The Fund may, however, invest more than 5% of a portion of its assets in a single issuer. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. The Fund is managed using a value approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Typically the securities purchased are attractively valued on one or more of these measures relative to a broad universe of comparable securities.

     o LAZARD EMERGING MARKETS PORTFOLIO is a non-diversified fund that seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Portfolio's investment manager believes are undervalued based on their earnings, cash flow or asset values.

         Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

         The Portfolio generally invests at least 65% of its total assets in equity securities, including American and Global Depositary Receipts, of companies whose principal business activities are located in emerging market countries. The Portfolio invests at least 65% of its total assets in equity securities of companies in at least three different foreign countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the investment manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Europe.

         The Portfolio may invest, to a limited extent, in closed-end investment companies that invest in emerging market securities. When the Portfolio's investment manager believes it is warranted, the Portfolio may invest, without limitation, in high quality fixed-income securities or the equity securities of U.S. companies. The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

         The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the investment manager's expectations.

     o MONTGOMERY EMERGING MARKETS FUND seeks long-term capital appreciation by investing in companies based or operating primarily in developing economies throughout the world. The Fund invests at least 65% of its total assets in the stocks of companies based in the world's developing economies. The Fund typically maintains investments in at least six of these countries at all times, with no more than 35% of its assets in any one of them. These may include Latin America (Argentina, Brazil, Chile, Colombia, Costa Rica, Jamaica, Mexico, Peru, Trinidad and Tobago, Uruguay and Venezuela), Asia (Bangladesh, China/Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan, Thailand and Vietnam), Europe (Czech Republic, Greece, Hungary, Kazakhstan, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine), the Middle East (Israel and Jordan), and Africa (Egypt, Ghana, Ivory Coast, Kenya, Morocco, Nigeria, South Africa, Tunisia and Zimbabwe).

         The Fund's strategy combines computer-based screening techniques with in-depth financial review and on-site analysis of companies, countries and regions to identify potential investments. The Fund's portfolio managers and analysts frequently travel to the emerging markets to gain firsthand insight into the economic, political and social trends that affect investments in those countries. The portfolio managers strive to keep the Fund well diversified across individual stocks, industries and countries to reduce its overall risk.

         o SCUDDER EMERGING MARKETS GROWTH FUND seeks long-term growth of capital primarily through equity investment in emerging markets around the globe.

         The Fund will invest in the Asia-Pacific region, Latin America, less developed nations in Europe, the Middle East and Africa, focusing investments in countries and regions where there appear to be the best value and appreciation potential, subject to considerations of portfolio diversification and liquidity. At least 65% of the Fund's total assets will be invested in the equity securities of emerging market issuers. The Fund considers "emerging markets" to include any country that is defined as an emerging or developing economy by any one of the International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. The Fund intends to allocate its investments among at least three countries at all times, and does not expect to concentrate in any particular industry. There is no limitation, however, on the amount the Fund can invest in a specific country or region of the world.

         The Fund deems an issuer to be located in an emerging market if: the issuer is organized under the laws of an emerging market country; the issuer's principal securities trading market is in an emerging market; or at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years is derived (directly or indirectly through subsidiaries) from assets or activities located in emerging markets.

     The Fund may invest up to 35% of its total assets in emerging market and domestic debt securities if the Adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. Debt instruments held by the Fund take the form of bonds, notes, bills, debentures, convertible securities, warrants, bank obligations, short-term paper, loan participations, loan assignments, and trust interests.

         Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of issuers in the U.S. and other developed markets. In evaluating the appropriateness of such investments for the Fund, the adviser takes into account the issuer's involvement in the emerging markets and the potential impact of that involvement on business results. The Fund may also purchase securities on a when-issued or forward delivery basis, enter into reverse repurchase agreements and may engage in various strategic transactions, including derivatives.

     o SCUDDER LATIN AMERICA FUND is a non-diversified fund that seeks long-term capital appreciation through investment primarily in the securities of Latin American issuers. The Fund seeks to benefit from economic and political trends emerging throughout Latin America. These trends are supported by governmental initiatives designed to promote freer trade and market-oriented economies.

         At least 65% of the Fund's total assets will be invested in the securities of Latin American issuers, and 50% of the Fund's total assets will be invested in Latin American equity securities. To meet its objective to provide long-term capital appreciation, the Fund normally invests at least 65% of its total assets in equity securities. Latin America is defined as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Fund defines securities of Latin American issuers as follows: securities of companies organized under the laws of a Latin American country or for which the principal securities trading market is in Latin America; securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country; securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or securities of Latin American issuers, as defined above, in the form of depositary shares. Although the Fund may participate in markets throughout Latin America, under present conditions the Fund expects to focus its investments in Argentina, Brazil, Chile, Colombia, Mexico and Peru. The Fund may invest in other countries in Latin America when the adviser deems it appropriate. The Fund intends to allocate investments among at least three countries at all times.

        The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be illiquid securities and may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter, or have no organized market. The Fund may invest in debt securities when the adviser anticipates that the potential for capital appreciation is likely to equal or exceed that of equity securities. Capital appreciation in debt securities may arise from a favorable change in relative foreign exchange rates, in relative interest rate levels, or in the creditworthiness of issuers. Receipt of income from such debt securities is incidental to the Fund's objective of long-term capital appreciation. Most debt securities in which the Fund invests are not rated. When debt securities are rated, it is expected that such ratings will generally be below investment grade; that is, rated below Baa by Moody's or below BBB by S&P.


         The Fund may invest up to 35% of its total assets in the equity securities of U.S. and other non-Latin American issuers.

         o SCUDDER PACIFIC OPPORTUNITIES FUND is a non-diversified fund that seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

         The Fund's investment program focuses on the smaller, emerging markets in this region of the world. The Fund invests, under normal market conditions, at least 65% of its total assets in the equity securities of Pacific Basin companies. Pacific Basin countries include Australia, the Peoples Republic of China, India, Indonesia, Malaysia, New Zealand, the Philippines, Sri Lanka,
Pakistan and Thailand, as well as Hong Kong, Singapore, South Korea and Taiwan--the so-called "four tigers." The Fund may invest in other countries in the Pacific Basin when their markets become sufficiently developed. The Fund will not, however, invest in Japanese securities. The Fund intends to allocate investments among at least three countries at all times.

         The Fund defines securities of Pacific Basin companies as follows: securities of companies organized under the laws of a Pacific Basin country or for which the principal securities trading market is in the Pacific Basin; or securities of companies, wherever organized, when at least 50% of a company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific Basin.

         The Fund's equity investments are common stock, preferred stock (either convertible or non-convertible), depositary receipts and warrants. These may be illiquid securities. Equity securities may also be purchased through rights. Securities may be listed on securities exchanges, traded over-the-counter or have no organized market. The Fund may invest up to 35% of its total assets in foreign and domestic debt securities if the adviser determines that the capital appreciation of debt securities is likely to equal or exceed the capital appreciation of equity securities. The Fund may purchase bonds rated Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or, if unrated, of equivalent quality as determined by the adviser. Should the rating of a security in the Fund's portfolio be downgraded, the adviser will determine whether it is in the best interest of the Fund to retain or dispose of such security.

         Under normal market conditions, the Fund may invest up to 35% of its assets in equity securities of U.S. and other non-Pacific Basin issuers (excluding Japan). In evaluating non-Pacific Basin investments, the adviser seeks investments where an issuer's Pacific Basin business activities and the impact of developments in the Pacific Basin may have a positive effect on the issuer's business results. The Fund may also purchase shares of closed-end investment companies that invest primarily in the Pacific Basin. In addition, the Fund may invest in when-issued securities and convertible securities, illiquid securities, reverse repurchase agreements and may engage in strategic transactions, including derivatives.

       FIXED INCOME UNDERLYING FUNDS:

     o IVY INTERNATIONAL STRATEGIC BOND FUND seeks total return and, consistent with that objective, to maximize current income.

         The Fund invests at least 65% of its assets in a managed portfolio of foreign bonds. The Fund may also invest in U.S. bonds. The types of debt securities the Fund may hold include corporate, government, and mortgage or asset backed securities. At least 65% of the value of the Fund's portfolio is expected to be rated in the four highest rating categories used by Moody's and S&P.

         Among the other securities and investment techniques that the Fund's manager considers important in achieving the Fund's investment objective (or in controlling the Fund's exposure to risk) are low rated debt securities (commonly referred to as "high yield" or "junk" bonds); and derivative investment techniques (such as options, futures, interest rate and credit swaps, and foreign currency exchange transactions).

         The Fund's manager invests in bonds and bond markets that are believed to be undervalued relative to other issuers or markets. In selecting bonds for the Fund's portfolio, the manager will consider yields, credit quality and the fundamental outlook for currency and interest rate trends in different parts of the world, and may also take into account the ability to hedge currency and local bond price risk.

         The Fund's portfolio is actively managed to limit its exposure to individual country, sector, interest rate and currency risks. The Fund may, however, invest more than 5% of a portion of its assets in a single issuer.

     o LAZARD INTERNATIONAL FIXED INCOME PORTFOLIO is a non-diversified fund that seeks maximum total return from a combination of capital appreciation and current income. The Portfolio generally invests at least 80% of its total assets in fixed-income securities of companies within, or governments, their agencies or instrumentalities of, at least three different non-U.S. countries. The Portfolio's investment manager currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the United Kingdom, Canada and the Pacific Basin. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities. The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests less than half of its total assets in foreign government obligations. The Portfolio generally invests at least 85% of its total assets in investment grade fixed-income securities and may invest up to 15% of its total assets in fixed-income securities rated below investment grade ("junk" bonds). Under normal market conditions, the Portfolio's effective duration (a measure of interest rate sensitivity) will range between two and eight years.

         The International Fixed Income Portfolio seeks high total return from a combination of current income and capital appreciation. The Portfolio invests primarily in non-U.S. fixed-income securities of varying maturities.

         The Portfolio typically invests more than half of its total assets in corporate bonds, mortgage-related securities and asset-backed securities. The Portfolio typically invests less than half of its total assets in foreign government obligations. The Portfolio generally invests at least 80% of its total assets in fixed-income securities of companies within, or governments, their agencies or instrumentalities of, at least three different non-U.S. countries. The Portfolio may invest in any region of the world, including emerging market countries. However, the Portfolio's investment manager currently intends to invest the Portfolio's assets primarily in companies within, or governments of, Continental Europe, the United Kingdom, Canada and the Pacific Basin. The Portfolio also may invest in American or Global Depositary Receipts issued in relation to a pool of fixed-income securities in which the Portfolio could invest directly.

         The Portfolio generally invests at least 85% of its total assets in investment grade fixed-income securities or the unrated equivalent as determined by the investment manager. The Portfolio may invest up to 15% of its total assets in fixed-income securities rated, at the time of purchase, below investment grade and as low as the lowest rating assigned by S&P and Moody's or the unrated equivalent as determined by the Portfolio's investment manager.

         The investment manager anticipates that, under normal market conditions, the Portfolio's effective duration will range between two and eight years. Duration is a measure of how sensitive the securities held by the Portfolio may be to changes in interest rates.

         The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities. The Portfolio typically sells a fixed-income security when new information changes the investment manager's fundamental view of the issuer, the current price appreciation makes the future value of the security less attractive or the market sector becomes overvalued relative to other sectors.

         o SCUDDER INTERNATIONAL BOND FUND is a non-diversified fund with a primary objective of income primarily by investing in a managed portfolio of high-grade international bonds. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

         To achieve its objectives, the Fund will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit (ECU). The Fund's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. In addition, for temporary defensive purposes, the Fund may vary from its investment policies during periods when the adviser determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. During such periods, the Fund may hold without limit cash and cash equivalents. It is impossible to accurately predict for how long such alternative strategies may be utilized.

         The Fund will invest no more than 15% of its total assets in debt securities that are rated below BBB by S&P or below Baa by Moody's, but rated no lower than B by S&P or Moody's, respectively. The Fund may also invest in zero coupon securities that pay no cash income and are issued at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.

         ALL UNDERLYING FUNDS: For temporary or emergency purposes or to assume a defensive position when market conditions warrant, an underlying fund may, to the extent described in its prospectus, (i) borrow money from banks and (ii) invest without limit in cash, U.S. government securities, commercial paper and similar money market securities.

RISKS

         The risks described in this section are in addition to the risks disclosed in the Prospectus under "Additional Information About Investment Strategies and Risks". The underlying funds may, to a greater or lesser extent, use a wide range of other investment techniques to achieve their respective investment objectives, which are described in detail in each underlying fund's prospectus and statement of additional information. Among these other investment techniques are the following, any of which could cause an underlying fund to lose money if not used successfully (or if they are not practically available for investment purposes at a time when their use would benefit the underlying fund):

          o ILLIQUID SECURITIES: An "illiquid security" is an asset that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which an underlying fund has valued the security on its books. Illiquid securities may include securities that are subject to restrictions on resale ("restricted securities") because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Illiquid securities often offer the potential for higher returns than more readily marketable securities, but may be difficult to dispose of at an advantageous time or price. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would apply if their securities were publicly traded. An underlying fund may also have to bear the expense of registering restricted securities for resale, and the risk of substantial delays in effecting those registrations.

          o MORTGAGE-BACKED SECURITIES: Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayment, thereby lengthening the security's actual average life (and increasing the security's price volatility). Since it is not possible to predict accurately the average life of a particular pool, and because prepayments are reinvested at current rates, the market value of mortgage-backed securities may decline during periods of declining interest rates. Similar risks are associated with an underlying fund's use of other asset-backed securities investment techniques.

          o SHORT SALES: An underlying fund might sell a security short and borrow the same security from a broker or other institution to complete the sale. The underlying fund would realize a gain if the security declines in price between those dates. On the other hand, the underlying fund would lose money if the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security. Moreover, although an underlying fund's gain would be limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security (which could be quite high) less the price at which the security was sold.

          o REPURCHASE AGREEMENTS: A repurchase agreement is a contract under which an underlying fund buys a money market instrument from a bank or broker-dealer and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. These agreements often are fully collateralized with the underlying fund's U.S. Government securities or other securities that its advisor has approved for use as collateral for repurchase agreements, and the collateral must be marked-to-market daily. If the executing bank or broker-dealer fails to perform its obligations under the contract, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline (as well as any costs incurred in disposing of the security).

          o WARRANTS: The holder of a warrant pays for the right to purchase a given number of an issuer's shares at a specified price until the warrant expires. If a warrant is not exercised by the date of its expiration (such as when the underlying securities are no longer an attractive investment), an underlying fund would lose what it paid for the warrant.

          o ZERO COUPON BONDS: Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest, and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If an underlying fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing that income to shareholders currently (even though the underlying fund has not actually received any income proceeds). These required cash distribution payment could force the underlying fund to sell portfolio securities at a disadvantageous time and/or price. Moreover, since the interest on zero coupon obligations is not distributed to an underlying fund on a current basis but is in effect compounded, their value is subject to greater fluctuations in response to changing interest rates than the value of debt obligations that distribute income regularly.

          o NON-DIVERSIFICATION RISK: Certain of the underlying funds are classified as "non-diversified" under the 1940 Act, and may therefore invest a greater percentage of their respective assets in a particular issuer than "diversified" funds. As a result, these underlying funds may also be more susceptible than diversified funds to the price movements of certain securities they hold in their portfolios.

          o DERIVATIVE TRANSACTIONS: An underlying fund may, but is not necessarily required to, use various derivative investment strategies to (i) hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), (ii) manage the effective maturity or duration of fixed-income securities in its portfolio, and/or (iii) enhance potential gain. These derivative investment techniques are generally accepted as part of modern portfolio management and are used regularly by other mutual funds and institutional investors. Derivative transactions involve a number of risks, however, including the possibility of default by the other party to the transaction and, to the extent an underlying fund's view as to certain market movements is incorrect, the risk of losses that are greater than if the derivative technique(s) had not been used.

              The types of derivative transactions in which an underlying fund may engage include, but are not necessarily limited to, (i) the purchase and sale of exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments; (ii) the purchase and sale of financial futures contracts and options thereon; interest rate transactions (such as swaps, caps, floors or collars); and (iii) currency transactions (such as currency forward contracts, currency futures contracts, and options on currencies or currency futures). Any or all of these derivative investment techniques may be used at any time singly or in combination, and there is no particular strategy that dictates the use of one technique rather than another.

              Using put and call options could cause an underlying fund to lose money by forcing the sale or purchase of portfolio securities at inopportune times or for prices higher (in the case of put options) or lower than (in the case of call options) than current market values; limiting the amount of appreciation the underlying fund can realize on its investments; or causing the underlying fund to hold a security it might otherwise sell.

              Foreign currency transactions (such as forward foreign currency contracts) can cause investment losses in a variety of ways. For example, changes in currency exchange rates may result in poorer overall performance for an underlying fund than if it had not engaged in such transactions. There may also be an imperfect correlation between an underlying fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the underlying fund. An imperfect correlation of this type may prevent the underlying fund from achieving the intended hedge or expose the underlying fund to the risk of currency exchange loss.

              Futures transactions (and related options) involve other types of risks. For example, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of an underlying fund could cause losses on the hedging instrument that are greater than gains in the value of the underlying fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, an underlying fund might not be able to close out a transaction without incurring substantial losses (and it is possible that the transaction cannot even be closed). In addition, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium.

              Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions could also be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

              Finally, although the use of futures and options transactions for hedging purposes should tend to minimize the risk of loss due to a decline in the value of the hedged position, these devices also tend to limit any potential gain that might result from an increase in the position's value.

                             INVESTMENT RESTRICTIONS

         Each Fund has adopted certain fundamental investment policies, which may only be changed with the approval of a majority of the Fund's outstanding voting shares (see "Capitalization and Voting Rights"). Under these policies, no Fund may:

         (i)   issue senior securities  (except as permitted under the 1940 Act,
               and  as  otherwise   permitted  by  any   authorized   regulatory
               authority);

         (ii) borrow money, except for temporary or emergency purposes (or as otherwise permitted by the 1940 Act or any authorized regulatory authority);

         (iii) engage in the business of underwriting securities issued by others (except as otherwise permitted by applicable law);

         (iv) concentrate its investments in a particular industry or group of industries;

         (v)   purchase or sell real estate;

         (vi) purchase physical commodities or contracts relating to physical commodities; and

         (vii) make loans (except as permitted under the 1940 Act, and as otherwise permitted by any authorized regulatory authority).

         Each of the policies described in this section relate to the Funds and may or may not have been adopted by the underlying funds, each of which has its own investment policies and restrictions that are described in its prospectus and statement of additional information.

                             MANAGEMENT OF THE FUNDS

         The business and affairs of each Fund are managed under the direction of the Trustees. Information about the Funds' investment manager and other service providers appears in the "Investment Advisory and Other Services" section, below.

TRUSTEES AND OFFICERS

         The Board of Trustees of the Trust is responsible for the overall management of the Funds, including general supervision and review of the Funds' investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

         The Trustees and Executive Officers of the Trust, their business addresses and principal

         The Trustees and Executive Officers of the Trust, their business addresses and principal occupations during the past five years are:


---------------------------------------- ---------------------------- ------------------------------------------------
          NAME, ADDRESS, AGE               POSITION WITH THE TRUST    BUSINESS AFFILIATIONS AND PRINCIPAL OCCUPATIONS
---------------------------------------- ---------------------------- ------------------------------------------------

   James W. Broadfoot*                      President and Trustee     President, Ivy Management, Inc. (1997 -
700 South Federal Highway                                             present); Executive Vice President, Ivy
Suite 300                                                             Management, Inc. (1996-1997); Senior Vice
Boca Raton, FL  33432                                                 President, Ivy Management, Inc. (1992-1996);
Age:  57                                                              Director and Senior Vice President, Mackenzie
                                                                      Investment Management Inc. (1995-present);
                                                                      Senior Vice President, Mackenzie Investment Management
                                                                      Inc. (1990-1995); President and Trustee,
                                                                      Mackenzie Solutions (1999 to present).

Keith J. Carlson*                           Chairman and Trustee      President, Chief Executive Officer and
700 South Federal Hwy.                                                Director, Mackenzie Investment Management Inc.
Suite 300                                                             (1999-present); Executive Vice President and
Boca Raton, FL  33432                                                 Chief Operating Officer, Mackenzie Investment
Age:  43                                                              Management Inc. (1997-1999); Senior Vice
                                                                      President, Mackenzie Investment Management
                                                                      Inc. (1996-1997); Senior Vice President and
                                                                      Director, Mackenzie Investment Management Inc.
                                                                      (1994-1996); Chairman, Senior Vice President
                                                                      and Director, Ivy Management, Inc.
                                                                      (1994-present); Vice President, The Mackenzie
                                                                      Funds Inc. (1987-1995); Director, Ivy
                                                                      Mackenzie Services Corp. (1993-present);
                                                                      Senior Vice President and Director, Ivy
                                                                      Mackenzie Services Corp. (1996-1997);
                                                                      President and Director, Ivy Mackenzie Services
                                                                      Corp. (1993-1996); Trustee and President,
                                                                      Mackenzie Series Trust (1996-1998); Vice
                                                                      President, Mackenzie Series Trust (1994-1996);
                                                                      President, Chief Executive Officer and
                                                                      Director, Ivy Mackenzie Distributors, Inc.
                                                                      (1994-present); Chairman, Trustee and
                                                                      Principal Executive Officer, Mackenzie
                                                                      Solutions (1999-present); President and
                                                                      Trustee, Mackenzie Solutions (1999).

Ian Carmichael,                                    Trustee            President, Control Systems, Inc. (sales and
1912 Sabal Palm Circle,                                               service of computer products) (1983-present).
Boca Raton, FL  33432
Age: 51

P. Rodney Cunningham,                              Trustee            President and Chief Executive Officer, Boca
1450 N.W. 1st Avenue                                                  Raton Transportation, Inc. (passenger
Boca Raton, FL  33432                                                 transport)(1978-present); President and Chief
Age: 52                                                               Executive Officer, Cunningham Communications,
                                                                      Inc. (wireless communications)(1983-present);
                                                                      Chairman and Chief Executive Officer, Palm
                                                                      Beach Transportation, Inc. (passenger
                                                                      transport)(1987-present); President and Chief
                                                                      Executive Officer, Telco, Inc. (equipment
                                                                      leasing)(1993-present); President and Chief
                                                                      Executive Officer, 1501 F.M.R., Inc., (real
                                                                      estate)(1994-present); President and Chief
                                                                      Executive Officer, Newport CRC, Inc. (real
                                                                      estate)(1996-present); Director, NationsBank
                                                                      of Palm Beach County (banking)(1996-present);
                                                                      Director, Transportation Casualty Insurance
                                                                      Co. (insurance)(1988-1998).

Gary R. Ellis,                                     Trustee            Senior Vice President, Chief Financial Officer
1812 Sabal Palm Circle                                                and Treasurer, Consolidated Cigar Holdings,
Boca Raton, FL  33432                                                 Inc. and Consolidated Cigar Corporation (cigar
Age: 45                                                               manufacturing and marketing)(1988-present).

C. William Ferris                            Secretary/Treasurer      Senior Vice President, Secretary/Treasurer and
700 South Federal Hwy.                                                Compliance Officer, Mackenzie Investment
Suite 300                                                             Management Inc. (2000-present); Senior Vice
Boca Raton, FL  33432                                                 President, Chief Financial Officer,
Age:  55                                                              Secretary/Treasurer and Compliance Officer,
                                                                      Mackenzie Investment Management Inc.
                                                                      (1995-2000); Senior Vice President,
                                                                      Secretary/Treasurer, Compliance Officer and
                                                                      Clerk, Ivy Management, Inc. (1994-present);
                                                                      Senior Vice President, Secretary/Treasurer and
                                                                      Director, Ivy Mackenzie Distributors, Inc.
                                                                      (1994-present); Director, President and Chief
                                                                      Executive Officer, Ivy Mackenzie Services
                                                                      Corp. (1997-present); President and Director,
                                                                      Ivy Mackenzie Services Corp. (1996-1997);
                                                                      Secretary/Treasurer and Director, Ivy
                                                                      Mackenzie Services Corp. (1993-1996);
                                                                      Secretary/Treasurer, The Mackenzie Funds Inc.
                                                                      (1993-1995); Secretary/Treasurer, Mackenzie
                                                                      Series Trust (1994-1998); Secretary/Treasurer,
                                                                      Mackenzie Solutions (1999-present).

Ted A. Parkhill,                               Vice President         Senior Vice President, Ivy Mackenzie
700 South Federal Hwy.                                                Distributors, Inc. (1998-present); Marketing
Suite 300                                                             Manager,  Investors Group Inc. (1996-1998);
Boca Raton, FL  33432                                                 National Group Sales Manager, Investors Group
Age: 35                                                               Inc. (1994-1996); Manager, Advanced Sales of
                                                                      Investors Group Inc. (1993-1994).


* Deemed to be an  "interested  person" of the Trust,  as defined under the 1940
Act.

                                  COMPENSATION TABLE

      NAME/                 AGGREGATE            PENSION OR             ESTIMATED       TOTAL
     POSITION               COMPENSA-            RETIREMENT             ANNUAL          COMPENSATION
                            TION FROM            BENEFITS AC-           BENEFITS        FROM TRUST
                            TRUST*               CRUED AS A             UPON            AND FUND
                                                 PART OF FUND           RETIRE-         COMPLEX PAID
                                                 EXPENSES               MENT            TO TRUSTEES**

James W. Broadfoot,         $0                   N/A                    N/A             $0
President and Trustee
Keith J. Carlson,           $0                   N/A                    N/A             $0
Chairman and Trustee
(Chief Executive Officer)
Ian Carmichael, Trustee     $4,500               N/A                    N/A             $4,500
P. Rodney Cunningham,       $4,500               N/A                    N/A             $4,500
Trustee
Gary R. Ellis, Trustee      $4,500               N/A                    N/A             $4,500
C. William Ferris/ Vice     $0                   N/A                    N/A             $0
President and Secretary/
Treasurer
Ted A. Parkhill,            $0                   N/A                    N/A             $0
Vice President


* Estimated for the Funds' fiscal year ending December 31, 2000.

** Estimated for the Funds' fiscal year ending December 31, 2000. The Fund complex consists of the Trust and Ivy Fund. During the fiscal year ending December 31, 1999, none of the listed Trustees received compensation from Ivy Fund.

         To the knowledge of the Trust, as of April 6, 2000, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

CLASS A

Of the outstanding Class A shares of:

     Balanced Growth Fund - Janney Montgomery Scott LLC A/C 5758-2585 Maureen McHugh (IRA), 1801 Market St. Philadelphia, PA 19103-1675, owned of record
490.006 shares (100%);

     Moderate Growth Fund - Janney Montgomery Scott LLC A/C 3155-4797 Suzanne H Farrell (IRA-Roll), 1801 Market St. Philadelphia, PA 19103-1675, owned of record 2,441.117 shares (13.02%); Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,416.279 shares (12.89%); Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 2,019.448 shares (10.77%);
Walter A Smith (IRA-Roll) JMS LLC Cust FBO A/C 7761-1321, 343 Main St., East Setauket, NY 11733, owned of record 1,954.734 shares (10.43%); Lucy A Brown (IRA-Roll) JMS LLC Cust FBO A/C 1829-4223, 24 Harcourt Ave., P.O. Box 176 Smithtown, NY 11787, owned of record 1,952.894 shares (10.42%); Donaldson Lufkin Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-9998, owned of record 1,489.921 shares (7.95%); Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 1,408.035 shares (7.51%); and Janney Montgomery Scott LLC A/C 5602-8442, Darrell A Matthews (IRA-Roll), 1801 Market St., Philadelphia, PA 19103-1675, owned of record 1,323.490 shares (7.06%); Janney Montgomery Scott LLC A/C 7811-1353, Janice M Sorrentino, 1801 Market St., Philadelphia, PA 19103-1675, owned of record 1,062.091 shares (5.66%); and Janney Montgomery Scott LLC A/C 2867-1243 Charles V Dougherty, 1801 Market St., Philadelphia, PA 19103-1675, owned of record 963.742 shares (5.14%);

     Long-term Growth Fund - NFSC FEBO # B36-000914 Thomas H Wilde TTEE W. A. Wilde Pension Plan, 200 Summer St., P.O. Box 5838 Holliston, MA 01746, owned of record 21,009.312 shares (36.40%); Parker Hunter Inc. FBO Keshava Reddy MD Inc. Defined Benefit Pension U/A DTD 2/1/80, 7101 Mines Road S.E., Warren, OH 44484, owned of record 19,142.464 shares (33.17%); and Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL 32246, owned of record 7,960.586 shares (13.79%); and

     Aggressive Growth Fund - NFSC FEBO # OJR-658359 NFSC/FMTC IRA Rollover FBO Helen Joann Kern, 6431 Woodlake Ave., Canoga Park, CA 91301, owned of record 1,509.044 shares (28.94%); USB Piper Jaffrey Cust FBO John C. Kelly IRA 380416772, 222 So. 9th St., Minneapolis, MN 55402, owned of record 1,007.431 shares (19.32%); NFSC FEBO # OJR-658421 NFSC/FMTC IRA FBO Warren H. Hiramatsu, 703 E. Harvard Rd. Burbank, CA 91501, owned of record 985.565 shares (18.90%); Jennifer Will, 9374 Aqua Vista Blvd., Boynton Beach, FL 33437, owned of record
970.109 shares (18.61%); and Micki Shpilner, 18 Fairland St., Lexington, MA 02421, owned of record 292.074 shares (5.60%).

CLASS B

Of the outstanding Class B shares of:

     Conservative Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 5,661.922 shares (63.61%); Janney Montgomery Scott LLC A/C 3411-6567 Beth Beyers Frankel, 1801 Market St., Philadelphia, PA 19103-1675, owned of record 1,840.197 shares (20.67%); and IBT CUST 403(B) FBO Donna T Perricone, 4392 Barford Road, Syracuse, NY 13215, owned of record 1,398.500 shares (15.71%);

     Balanced Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 5,336.877 shares (67.10%); IBT CUST 403(B) FBO William J. Beck, P.O. Box 674, Dexter, NY 13634, owned of record 1,547.457 shares (19.45%); and Gary E. Williams & Bonnie J. Williams JT Ten, 308 Scott Ave., Syracuse, NY 13224, owned of record 1,068.700 shares (13.43%);

     Moderate Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E., 3rd Fl., Jacksonville, FL, owned of record 32,155.055 shares (45.49%); AG Edwards & Sons Inc. C/F Carl Brecht Rollover IRA Account, 11837 Old Oak Drive Granger, IN 46530-6028, owned of record 13,205.000 shares (18.68%); Carl Brecht, 11837 Old
Oak Drive, Granger, IN 46530-6028, owned of record 5,078.175 shares (7.18%); and AG Edwards & Sons Inc. C/F Patricia J. Wilson Rollover IRA Account 1205 Chimes Blvd., South Bend, IN 46615-3547, owned of record 3,707.627 shares (5.24%);

     Long-term Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 111,438.611 shares (71.14%); and

     Aggressive Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 17,447.363 shares (74.04%); and Michael Di Domenico TTEE of the Desesa Engineering Co. Inc. Employee Pension Plan, 83 Dorsa Ave, Livingston, NJ 07039, owned of record 3,170.656 shares (13.45%).

CLASS C

Of the outstanding Class C shares of:

     Balanced Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 519.478 shares (100%);

     Moderate Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 10,750.327 shares (60.88%); Jack M. Hildreth, 10745 Kern Road, Osceola, IN 46561, owned of record 1,480.984 shares (8.38%); John C. Calcagno, 131 Stonehouse Road, Bloomfield, NJ 07003, owned of record 1,412.248 shares (7.99%); Prudential Securities Inc. FBO Ms Sylvette Nicolina IRA DTD 09/04/97, 440 N. Wabash Ave., Apt. 1906, Chicago, IL 60611-7642, owned of record 1,411.000 (7.99%); and Prudential Securities Inc. FBO Mr. Slater Alleyne IRA Rollover DTD 02/16/00 949, E. 43rd St., Brooklyn, NY 11210-3523, owned of record 1,088.850 shares (6.16%);

     Long-term Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 41,887.361 shares (62.36%); Dain Rauscher, Custodian Arthur L. Verdecchia Sr. A/C #8198-1530 Individual Retirement Account, 845 Chalfont Drive, Sun Prarie, WI 53590, owned of record 4,881.261 shares (7.26%); and Susan Bettin, 2804 Loftsmoor, Plano, TX 75025, owned of record 4,173.623 shares (6.21%); and

     Aggressive Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 7,192.865 shares (70.11%); and Prudential Secutities Inc. FBO Mr. Ronald Harris Richardson Roth IRA DTD 10/05/98, P.O. Box 185, Sanford, NC 27331-0185, owned of record 2,463.917 shares (24.01%).

ADVISOR CLASS

Of the outstanding Advisor Class shares of:

     Conservative Growth Fund - Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 10,604.944 shares (100%);

     Balanced Growth Fund - Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 10,515.982 shares (100%);

     Moderate Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 30,629.313 shares (74.69%); and Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 10,377.511 shares (25.30%);

     Long-term Growth Fund - Merrill Lynch Pierce Fenner & Smith For the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Dr. E, 3rd FL, Jacksonville, FL, owned of record 14,905.083 shares (59.21%); and Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700
S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 10,265.950 shares (40.78%); and

     Aggressive Growth Fund - Mackenzie Investment Management Inc. Attn: Bev Yanowitch, Via Mizner Financial Plaza, 700 S. Federal Hwy., Ste. 300, Boca Raton, FL 33432, owned of record 10,516.029 shares (87.02%); and John E. Parkes, 306 Portside, Buffalo, NY 14202-4358, owned of record 1,567.997 shares (12.97%).

     Class A shares of a Fund may be purchased without an initial sales charge or contingent deferred sales charge by officers and Trustees of the Trust (and their relatives). As of the date of this SAI, the Officers and Trustees of the Trust as a group owned no Fund shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

     Ivy Management, Inc. ("IMI"), Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, provides investment advisory and business management services to the Funds pursuant to a Business Management and Investment Advisory Agreement (the "Advisory Agreement"). The Advisory Agreement was approved by the sole shareholder of each Fund on June 24, 1999. Before that, the Advisory Agreement was approved at a meeting held on March 18, 1999 by each Fund's Board of Trustees, including a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Funds nor have any direct or indirect financial interest in the operation of the Funds' distribution plans (see "Distribution Services") or in any related agreement (referred to herein as the "Independent Trustees").

     IMI is a wholly owned subsidiary of Mackenzie Investment Management Inc. ("MIMI"), Via Mizner Financial Plaza, 700 South Federal Highway, Boca Raton, Florida 33432, a Delaware corporation with approximately 10% of its outstanding common stock listed on the Toronto Stock Exchange ("TSE"). MIMI is a subsidiary of Mackenzie Financial Corporation ("MFC"), 150 Bloor Street West, Toronto, Ontario, Canada, a public corporation organized under the laws of Ontario whose shares are listed for trading on the TSE. MFC is registered in Ontario as a mutual fund dealer. IMI currently acts as manager and investment adviser to all of the underlying funds that are series of Ivy Fund.

     The Advisory Agreement obligates IMI to make investments for the accounts of the Funds in accordance with its best judgment and within the investment objectives and restrictions set forth in the Prospectus, the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), relating to regulated investment companies, and subject to policy decisions adopted by the Trustees. Under the Advisory Agreement, IMI is also obligated to
(1) coordinate with each Fund's Custodian and monitor the services it provides to the Fund; (2) coordinate with and monitor any other third parties furnishing services to the Funds; (3) provide the Funds with necessary office space, telephones and other communications facilities as needed; (4) provide the services of individuals competent to perform administrative and clerical functions that are not performed by employees or other agents engaged by the Funds or by IMI acting in some other capacity pursuant to a separate agreement or arrangements with the Funds; (5) maintain or supervise the maintenance by third parties of such books and records of the Funds as may be required by applicable Federal or state law; (6) authorize and permit IMI's directors, officers and employees who may be elected or appointed as trustees or officers of the Funds to serve in such capacities; and (7) take such other action with respect to the Funds, upon their approval, as may be required by applicable law, including without limitation the rules and regulations of the Securities and Exchange Commission (the "SEC") and of state securities commissions and other regulatory agencies.

     Each Fund pays IMI a fee for its services under the Advisory Agreement at an annual rate of 0.25% of the Fund's average net assets. Each Fund is also responsible for the following expenses: (1) the fees and expenses of the Fund's Independent Trustees; (2) the salaries and expenses of any of the Funds' officers or employees who are not affiliated with IMI; (3) interest expenses;
(4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9) fees and expenses of the Funds' Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11)
expenses of maintaining the Funds' legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations. Certain of the underlying funds are managed by IMI. IMI also receives management fees from these affiliated underlying funds.

         For the fiscal period ended December 31, 1999, IMI had voluntarily agreed to reimburse each Fund's fees and expenses to the extent necessary to ensure that each Fund's Annual Operating Expenses did not exceed certain levels disclosed in the Prospectus. For the fiscal year ending December 31, 2000, IMI has contractually agreed to reimburse each Fund's fees and expenses to the extent necessary to ensure that each Fund's Annual Operating Expenses do not exceed certain levels disclosed in the Prospectus. With respect to each Fund, IMI has entered into formal agreements with the managers of the underlying funds pursuant to which each manager has agreed to pay to IMI an amount equal to an annual rate of up to 0.25% of the average daily value of the shares of an underlying fund that are held by the Fund during any calendar quarter ("service fee"). IMI shall use these payments to reduce the expenses of the Fund payable to certain service providers of the Fund. Because such payments shall effectively reduce each Fund's Annual Operating Expenses, these payments from the managers of the underlying funds may have the effect of reducing the amount that IMI would otherwise voluntarily reimburse the Fund in order to maintain the Fund's Annual Operating Expense at the level disclosed in the Prospectus.

     During the period from July 2, 1999 (commencement of operations) through December 31, 1999, IMI received advisory fees of $188 from Conservative Growth
Fund, $207 from Balanced Growth Fund, $789 from Moderate Growth Fund, $1,161 from Long-term Growth Fund and $272 from Aggressive Growth Fund. For the same period, Fund expenses reimbursed by IMI amounted to $75,729 for Conservative Growth Fund, $81,883 for Balanced Growth Fund, $101,652 for Moderate Growth Fund, $108,664 for Long-term Growth Fund and $88,632 for Aggressive Growth
Fund.

ASSET ALLOCATION CONSULTANT

     Garmaise Investment Technologies (US) Inc. ("GIT"), 30 St. Clair Avenue West, Suite 1110, Toronto, Ontario, Canada, M4V 3A1, provides asset allocation consulting services to IMI in connection with the Funds pursuant to a subadvisory agreement with IMI (the "Subadvisory Agreement"). The Subadvisory Agreement was approved by the sole shareholder of each Fund on June 24, 1999. Before that, the Subadvisory Agreement was approved at a meeting held on May 27, 1999 by each Fund's Board of Trustees, including a majority of the Independent Trustees.

     The president of GIT, an SEC-registered investment advisor, has over 20 years of investment advisory experience and uses a proprietary computer-based method of portfolio selection known as "Optimization." GIT's responsibilities include making recommendations to IMI regarding the underlying funds that comprise each Fund's portfolio and determining when changing the relative mix of underlying funds within a Fund's portfolio may be appropriate in light of prevailing market conditions. For its services, GIT receives a portion of the 0.25% fee that each Fund pays to IMI.

          During the period from July 2, 1999 (commencement of operations) through December 31, 1999, GIT received subadvisory fees from IMI of $20,508 with respect to Conservative Growth Fund, $20,508 with respect to Balanced Growth Fund, $20,508 with respect to Moderate Growth Fund, $20,508 with respect to Long-term Growth Fund and $20,508 with respect to Aggressive Growth Fund.

TERM AND TERMINATION OF ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

     The initial term of the Advisory Agreement is two years from June 28, 1999. The initial term of the Subadvisory Agreement is two years from July 1, 1999. Each Agreement will continue in effect with respect to the Funds from year to year, or for more than the initial period, as the case may be, only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the Independent Trustees and (ii) either (a) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or (b) by the vote of a majority of the entire Board. If the question of continuance of either Agreement (or adoption of any new agreement) is presented to shareholders, continuance (or adoption) shall occur only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund. (See "Capitalization and Voting Rights.")

     Each Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of that Fund, on 60 days' written notice to IMI, or by IMI on 60 days' written notice to the Trust. The Advisory Agreement shall terminate automatically in the event of its assignment.



CUSTODIAN

     Pursuant to a Custodian Agreement with the Trust, Brown Brothers Harriman & Co. (the "Custodian"), a private bank and member of the principal securities exchanges, located at 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), maintains custody of the Funds' assets.

FUND ACCOUNTING SERVICES

         Pursuant to a Fund Accounting Services Agreement, MIMI provides certain accounting and pricing services for the Funds. As compensation for those services, each Fund pays MIMI a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund at the preceding month end at the following rates: $1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. For the period from July 2, 1999 (commencement of operations) through December 31, 1999, MIMI received $8,558 from Conservative Growth Fund, $8,559 from Balanced Growth Fund, $8,572 from Moderate Growth Fund, $8,577 from Long-term Growth Fund and $8,559 from Aggressive Growth Fund.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

         Pursuant to a Transfer Agency and Shareholder Service Agreement, Ivy Mackenzie Services Corp. ("IMSC"), a wholly owned subsidiary of MIMI, is the transfer agent for the Funds. Under the Agreement, each Fund pays a monthly fee at an annual rate of $20.00 for each open Class A, Class B, Class C, and Advisor Class account. Each Fund pays $10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $4.58 per account that is closed plus certain out-of-pocket expenses. Such fees and expenses for the period from July 2, 1999 (commencement of operations) through December 31, 1999 for Conservative Growth Fund totaled $42. Such fees and expenses for the period from July 2, 1999 (commencement of operations) through December 31, 1999 for Balanced Growth Fund totaled $48. Such fees and expenses for the period from July 2, 1999 (commencement of operations) through December 31, 1999 for Moderate Growth Fund totaled $166. Such fees and expenses for the period from July 2, 1999 (commencement of operations) through December 31, 1999 for Long-term Growth fund totaled $237. Such fees and expenses period from July 2, 1999 (commencement of operations) through December 31, 1999 for Aggressive Growth Fund totaled
$65.

         Certain  broker-dealers  that  maintain  shareholder  accounts with the
Funds through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by IMSC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. IMSC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., .10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

         Pursuant to an Administrative Services Agreement, MIMI provides certain administrative services to the Funds. MIMI does not receive any compensation under the Administrative Services Agreement. Outside of providing administrative services to the Funds, as described above, MIMI may also act on behalf of IMDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of the Funds.

AUDITORS

          PricewaterhouseCoopers LLP, 2000 East Las Olas Blvd., Ft. Lauderdale, Florida 33301, independent certified public accountants, have been selected as auditors for the Funds. The audit services performed by PricewaterhouseCoopers LLP include audits of the annual financial statements of each Fund. Other services provided principally relate to filings with the SEC and the preparation of the Funds' tax returns.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the President and the Board, IMI places orders for the purchase and sale of the Funds' underlying fund shares and other permitted securities investments. In the case of the purchase and sale of securities other than underlying fund shares (such as when a Fund is assuming a temporary defensive position), IMI selects broker-dealers to execute transactions and evaluates the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. IMI may consider sales of Fund shares as a factor in the selection of broker-dealers and may select broker-dealers who provide IMI with research services. IMI will not, however, execute brokerage transactions other than at the best price and execution. For the fiscal period ended December 31, 1999, the Funds did not pay any brokerage commissions.

                        CAPITALIZATION AND VOTING RIGHTS

     The capitalization of the Funds consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of a Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

         Under its Declaration of Trust, the Trust may create separate series or portfolios and divide any series or portfolio into one or more classes. The Trustees have authorized five series, each of which represents a Fund. The
Trustees have further authorized the issuance of Class A, Class B, Class C, Class I and Advisor Class shares for the Funds.

     Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares). Shareholders of each Fund are entitled to vote alone on matters that only affect the Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to the Fund's Class A, Class B or Class C shares or when a class vote is required by the 1940 Act. On matters relating to all Funds, but affecting them differently, separate votes by the shareholders of each Fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund. If the Trustees of the Trust determine that a matter does not affect the interests of a particular Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all Funds.

     As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

     With respect to the submission to shareholder vote of a matter requiring separate voting by each Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Fund; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

     The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. Shareholders will be assisted in communicating with other shareholders in connection with the removal of a Trustee.

     The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust also provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No Fund is liable for the obligations of any other Fund.

                          SPECIAL RIGHTS AND PRIVILEGES

     Information as to how to purchase Fund shares is contained in the Prospectus. The Funds offer (and except as noted below, bear the cost of providing) to investors the following additional rights and privileges. Each Fund reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

AUTOMATIC INVESTMENT METHOD

         The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares except Class
I. The minimum initial and subsequent investment under this method is $50 per month for Class A, B and C shares, and $250 per month for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the Automatic Investment Method at any time upon delivery to IMSC of telephone instructions or written notice. To use this privilege, please complete Sections 6A and 7B of the Account Application that is included with the Prospectus.

EXCHANGE OF SHARES

     Shareholders of the Funds have an exchange privilege with each other Fund. Before effecting an exchange, shareholders should review the Prospectus and this SAI as it relates to the Fund into which the exchange is being made.

         INITIAL SALES CHARGE SHARES.

     Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.)

                  CONTINGENT DEFERRED SALES CHARGE SHARES

     CLASS A : Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares. Class A shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, that applies to the new Class A shares. For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new Class A shares.

     CLASS B: Class B shareholders may exchange their Class B shares ("outstanding Class B shares") for Class B shares of another Fund ("new Class B shares") on the basis of the relative net asset value per Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule.

     For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is "tacked" onto the holding period of the new Class B shares.

     The following table shows the CDSC schedule that applies to each Fund's Class B shareholders:

                                          CONTINGENT DEFERRED SALES
                                          CHARGE AS A PERCENTAGE OF
                                          DOLLAR AMOUNT SUBJECT TO CHARGE
         YEAR SINCE PURCHASE
First                                               5%
Second                                              4%
Third                                               3%
Fourth                                              3%
Fifth                                               2%
Sixth                                               1%
Seventh and thereafter                              0%


     CLASS C: Class C shareholders may exchange their Class C shares ("outstanding Class C shares") for Class C shares of another Fund ("new Class C shares") on the basis of the relative net asset value per Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1% if redeemed within one year of the date of purchase.)

     CLASS I AND ADVISOR CLASS: Subject to any "minimum purchase" restrictions set forth in the following paragraph, Class I and Advisor Class shareholders may exchange their outstanding Class I (or Advisor Class) shares for Class I (or Advisor Class) shares of another Fund on the basis of the relative net asset value per Class I (or Advisor Class) share.

     ALL CLASSES: The minimum value of shares which may be exchanged into another Fund in which shares are not already held is $1,000 ($10,000 in the case of Advisor Class shares). No exchange out of a Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce a shareholder's interest in the Fund to less than $1,000 ($10,000 in the case of Advisor Class shares).

     Each exchange will be made on the basis of the relative net asset value per share of the Funds involved in the exchange next computed following receipt by IMSC of telephone instructions or a properly executed written request. Exchanges, whether written or telephonic, must be received by IMSC by the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time upon at least 60 days' notice (to the extent required by applicable law). See "Redemptions."

     An exchange of shares between any of the Funds may result in a taxable gain or loss. Generally, this will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See "Taxation."

     With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

     Reduced sales charges apply to initial investments in Class A shares of the Funds made pursuant to a non-binding Letter of Intent. A Letter of Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. (See the Account Application in the Prospectus.) Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of the Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be backdated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of the Funds held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, IMSC will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IMDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of Intent does not obligate the investor to buy (or the Trust) to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of the letter before signing.

RETIREMENT PLANS

     Shares of the Funds may be purchased in connection with several types of tax-deferred retirement plans. Shares of more than one Fund may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders. Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

         The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

         Retirement Plan New Account Fee                no fee

         Retirement Plan Annual Maintenance Fee         $10.00 per fund account

     For shareholders whose retirement accounts are diversified across several Funds, the annual maintenance fee will be limited to not more than $20.

     The following discussion describes some aspects of the tax treatment of certain tax-deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

     INDIVIDUAL  RETIREMENT  ACCOUNTS:  Shares  of  each  Fund  may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible individuals may establish an IRA by adopting a model custodial account available from IMSC, who may impose a charge for establishing the account. Individuals should consult their tax advisers before investing IRA assets in an Ivy fund if that fund primarily distributes exempt-interest dividends.

     An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

     In general, an eligible individual may contribute up to the lesser of $2,000 or 100% of his or her compensation or earned income to an IRA each year. If a husband and wife are both employed, and both are under age 70-1/2, each may set up his or her own IRA within these limits. If both earn at least $2,000 per year, the maximum potential contribution is $4,000 per year for both. For years after 1996, the result is similar even if one spouse has no earned income; if the joint earned income of the spouses is at least $4,000, a contribution of up to $2,000 may be made to each spouse's IRA. Rollover contributions are not subject to these limits.

     An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (and his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and (ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly. Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includible in income for Federal income tax purposes and therefore are not deductible from it.

     Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income. Distributions of non-deductible contributions are not subject to Federal income tax. There are special rules for determining what portion of any distribution is allocable to deductible and to non-deductible contributions. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses, amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a 50% non-deductible penalty tax.

     ROTH IRAs: Shares of the Funds also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

     A single individual earning below $95,000 can contribute up to $2,000 per year to a Roth IRA. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $4,000 per year ($2,000 per IRA). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000. An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

     An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed $2,000. Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

     No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, deductible medical expenses, certain purchases of health insurance for an unemployed individual and qualified higher education expenses.

     An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

     QUALIFIED PLANS: For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, a Custodial Agreement and a Retirement Plan are available from IMSC. The Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Custodial Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

     In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

     A self-employed individual may contribute up to the lesser of $30,000 or 25% of compensation or earned income to a money purchase pension plan or to a combination profit sharing and money purchase pension plan arrangement each year on behalf of each participant. To be deductible, total contributions to a profit sharing plan generally may not exceed 15% of the total compensation or earned income of all participants in the plan, and total contributions to a combination money purchase-profit sharing arrangement generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $150,000 for benefits accruing in plan years beginning after 1993, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

     Corporate employers may also adopt the Custodial Agreement and Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.

     Distributions from the Retirement Plan generally are made after a participant's separation from service. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

     The Transfer Agent will arrange for Investors Bank & Trust to furnish custodial services to the employer and any participating employees.

         DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS ("403(B)(7) ACCOUNT"): Section 403(b)(7) of the Code permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of the Funds in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from IMSC.

         Distributions from the 403(b)(7) Account may be made only following death, disability, separation from service, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5) rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

         SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAs: An employer may deduct contributions to a SEP up to the lesser of $30,000 or 15% of compensation. SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

         SIMPLE PLANS: An employer may establish a SIMPLE IRA or a SIMPLE 401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $6,000 a year (as indexed). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if any contributions or benefits are credited to those employees under any other qualified retirement plan maintained by the employer.

REINVESTMENT PRIVILEGE

         Shareholders who have redeemed Class A shares of a Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the Fund at net asset value (without a sales charge) within 60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by IMSC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

         Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

REDUCED SALES CHARGES AND RIGHTS OF ACCUMULATION

         A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of the Funds. See "Initial Sales Charge Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code).

         "Rights of Accumulation" are also applicable to current purchases of all of the Funds by any of the persons enumerated above where the aggregate quantity of Class A shares of the Funds and of any other investment company distributed by IMDI previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to at least $50,000.

         At the time an investment takes place, IMSC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular Fund's records.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a Class I shareholder) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan") by telephone instructions or by delivery to IMSC of a written election to have his or her shares withdrawn periodically. The minimum distribution amount is $50 ($250 for Advisor Class accounts), accompanied by a surrender to IMSC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a shareholder must have at least $5,000 in his or her account ($10,000 for Advisor Class accounts). A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

         A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisers.

         Additional investments made by investors participating in a Withdrawal Plan must equal at least $1,000 each ($250 for Advisor Class accounts) while the Withdrawal Plan is in effect. Making additional purchases while a Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

         An investor may terminate his or her participation in the Withdrawal Plan at any time by delivering written notice to IMSC. If all shares held by the investor are liquidated at any time, participation in the Withdrawal Plan will terminate automatically. The Funds or IMSC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

         Shares of the Funds may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Funds do not themselves organize, offer or administer any such programs. However, they may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of the Funds are purchased in conjunction with IRAs (see "How to Buy Shares" in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Funds reserve the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, to shareholders using group systematic investment programs.

         With respect to each shareholder account established on or after September 15, 1972 under a group systematic investment program, the Funds and IMI each currently charge a maintenance fee of $3.00 (or portion thereof) that for each twelve-month period (or portion thereof) that the account is maintained. The Funds may collect such fee (and any fees due to IMI) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed a redemption in each such shareholder account sufficient to pay such fee. The Funds reserves the right to change these fees from time to time without advance notice.

         Class A shares of the Funds are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

    (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

    (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

    (iii) the Plan has 500 or more eligible employees, as determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

         Alternatively, Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

         Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Funds convert to Class A shares once the Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the Plan--the Plan will receive a Plan level share conversion.

REDEMPTIONS

         Shares of the Funds are redeemed at their net asset value next determined after a proper redemption request has been received by IMSC, less any applicable CDSC. Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Funds reserve the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Funds is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Funds.

         The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1,000 in the Funds ($10,000 for Advisor Class accounts) for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when MIMI deems it advisable. The $1,000 balance ($10,000 for Advisor Class accounts) will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in a qualified retirement, pension or profit sharing plan who wish to avoid tax consequences must "rollover" any sum so redeemed into another qualified plan within 60 days. The Trustees of the Trust may change the minimum account size.

         If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. The Funds may delay for up to seven days delivery of the proceeds of a wire redemption request of $250,000 or more if considered appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Funds employ reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

CONVERSION OF CLASS B SHARES

         As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of each Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean: (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                                 NET ASSET VALUE

         The net asset value per share of each Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. A Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among that Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         Each Fund's portfolio is valued (and net asset value per share is determined) as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., eastern time) on each day the Exchange is open for trading. The Exchange and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Funds' Custodian or the Exchange close early as a result of a partial holiday or otherwise, the Funds reserve the right to advance the time on that day by which purchase and redemption requests must be received. The net asset value per share of each underlying fund will be calculated and reported to each Fund that holds its shares by the underlying fund's accounting agent. Any short-term securities with a remaining maturity of sixty days or less are valued by the amortized cost method.

         If the value of a portfolio asset as determined in accordance with these procedures is not believed to represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Funds' Valuation Committee, represents fair value on the basis of all available information.

         The sale of the Funds' shares will be suspended during any period when the determination of net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Funds' best interest to do so.

                                    TAXATION

         The following is a general discussion of certain tax rules thought to be applicable with respect to the Funds. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax adviser about the tax consequences to them of investing in the Funds.

TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS

         Each Fund intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

         As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

DISTRIBUTIONS

         Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by an underlying fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         Income received by an underlying fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. If more than 50% of the value of an underlying fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the underlying fund will be eligible and may elect to "pass-through" to its shareholders, including a Fund, the amount of such foreign income and similar taxes paid by the underlying fund. Pursuant to this election, the Fund would be required to include in gross income (in addition to taxable dividends actually received), its pro rata share of foreign income and similar taxes and to deduct such amount in computing its taxable income or to use it as a foreign tax credit against its U.S. Federal income taxes, subject to limitations. A Fund would not, however, be eligible to elect to "pass-through" to its shareholders the ability to claim a deduction or credit with respect to foreign income and similar taxes paid by the underlying fund.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution that generally will be taxable to them.

DISPOSITION OF SHARES

         Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

BACKUP WITHHOLDING

         Each Fund will be required to report to the Internal Revenue Service ("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

         Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Funds or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.

TAXATION OF THE UNDERLYING FUNDS

         Each underlying fund intends to qualify annually and elects to be treated as a regulated investment company under Subchapter M of the Code. In any year in which an underlying fund qualifies as a regulated investment company and timely distributes all of its taxable income, the underlying fund generally will not pay any Federal income or excise tax.

         Distributions of an underlying fund's investment company taxable income are taxable as ordinary income to a Fund which invests in the underlying fund. Distributions of the excess of an underlying fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Fund which invests in the underlying fund, regardless of how long the Fund held the underlying fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Fund of shares of an underlying fund, the Fund generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Fund's holding period for the shares.

                              DISTRIBUTION SERVICES

         Ivy Mackenzie Distributors, Inc., a wholly owned subsidiary of MIMI, serves as the exclusive distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds dated June 28, 1999 (the "Distribution Agreement"). The Board approved the Distribution Agreement on March 18, 1999. IMDI distributes shares of the Funds through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with IMDI. IMDI distributes shares of the Funds continuously, but reserves the right to suspend or discontinue distribution on that basis. IMDI is not obligated to sell any specific amount of Funds shares.

         Each Fund has authorized IMDI to accept purchase and redemption orders on its behalf. IMDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Pursuant to the Distribution Agreement, IMDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in the Fund's then-current prospectus, and the net asset value on which such price is based. Out of that commission, IMDI may reallow to dealers such concession as IMDI may determine from time to time. In addition, IMDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

          Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         During the fiscal period ended December 31, 1999, IMDI received from sales of Class A shares of Conservative Growth Fund $0 in sales commissions, of which $0 was retained after dealer allowances. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class B shares of Conservative Growth Fund. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class C shares of Conservative Growth Fund.

         During the fiscal period ended December 31, 1999, IMDI received from sales of Class A shares of Balanced Growth Fund $299 in sales commissions, of which $39 was retained after dealer allowances. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class B shares of Balanced Growth Fund. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class C shares of Balanced Growth Fund.

         During the fiscal period ended December 31, 1999, IMDI received from sales of Class A shares of Moderate Growth Fund $6,497 in sales commissions, of which $846 was retained after dealer allowances. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class B shares of Moderate Growth Fund. During the fiscal period ended December 31, 1999, IMDI received $115 in CDSCs on redemptions of Class C shares of Moderate Growth Fund.

         During the fiscal period ended December 31, 1999, IMDI received from sales of Class A shares of Long-term Growth Fund $15,608 in sales commissions, of which $2,252 was retained after dealer allowances. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class B shares of Long-term Growth Fund. During the fiscal period ended December 31, 1999, IMDI received $899 in CDSCs on redemptions of Class C shares of Long-term Growth Fund.

         During the fiscal period ended December 31, 1999, IMDI received from sales of Class A shares of Aggressive Growth Fund $2,617 in sales commissions, of which $264 was retained after dealer allowances. During the fiscal period ended December 31, 1999, IMDI received $0 in CDSCs on redemptions of Class B shares of Aggressive Growth Fund. During the fiscal period ended December 31, 1999, IMDI received $382 in CDSCs on redemptions of Class C shares of Aggressive Growth Fund.

         The Distribution Agreement will continue in effect for each Fund for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IMDI on 60 days' written notice to the Fund or by any Fund by vote of either a majority of the outstanding voting securities of any Fund or a majority of the Independent Trustees on 60 days' written notice to IMDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

         RULE 18F-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors and filed with the SEC. At a meeting held on March 18, 1999, the Trustees adopted a Rule 18f-3 plan on behalf of the Funds. The key features of the Rule 18f-3 plan are as follows: (i) shares of each class of each Fund represent an equal pro rata interest in that Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

         RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule 12b-1 distribution plans pertaining to each Fund's Class A, Class B and Class C shares (each, a "Plan"). In adopting each Plan, a majority of the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of each Fund's shares in the absence of a Plan or under an alternative distribution arrangement.

         Under each Plan, the Funds each pay to IMDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, respectively. The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of Fund shares, answering routine inquiries concerning the Funds and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to a Fund's Class A, Class B or Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.

         Under the Funds' Class B and Class C Plans, each Fund also pays IMDI a distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets attributable to its Class B or Class C shares. IMDI may reallow to dealers all or a portion of the service and distribution fees as IMDI may determine from time to time. The distribution fees compensate IMDI for expenses incurred in connection with activities primarily intended to result in the sale of each Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IMDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

         Among other things, each Plan provides that (1) IMDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Trustees who are not "interested persons" (as defined in the 1940
Act) of the Funds shall be committed to the discretion of Trust who are not "interested persons" of the Funds.

         IMDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by the Fund. IMDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers for services rendered in the distribution of the Funds' shares. To qualify for such payments, shares may be subject to a minimum holding period. However, no such payments will be made to any dealer or broker if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IMDI.

         During the fiscal period ended December 31, 1999, Conservative Growth Fund paid IMDI $22 pursuant to its Class A Plan. During the fiscal period ended December 31, 1999 Conservative Growth Fund paid IMDI $133 pursuant to its Class B Plan. During the fiscal period ended December 31, 1999, Conservative Growth Fund paid IMDI $0 pursuant to its Class C Plan.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Conservative Growth Fund: advertising $2,374; printing and mailing of prospectuses to persons other than current shareholders, $3,530; compensation to dealers, $12; compensation to sales personnel, $18; seminars and meetings, $3; travel and entertainment, $6; general and administrative, $6; telephone, $0; and occupancy and equipment rental, $0.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Conservative Growth Fund: advertising, $4,303; printing and mailing of prospectuses to persons other than current shareholders, $6,397; compensation to dealers, $24; compensation to sales personnel, $37; seminars and meetings, $5 ; travel and entertainment, $9; general and administrative, $12; telephone, $0; and occupancy and equipment rental $4.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Conservative Growth Fund: advertising, $0; printing and mailing of prospectuses to persons other than current shareholders, $0 ; compensation to dealers, $0; compensation to sales personnel, $0; seminars and meetings, $0; travel and entertainment, $0; general administrative, $0; telephone, $0; and occupancy and equipment rental, $0.

         During the fiscal period ended December 31, 1999, Balanced Growth Fund paid IMDI $3 pursuant to its Class A Plan. During the fiscal period ended December 31, 1999 Balanced Growth Fund paid IMDI $272 pursuant to its Class B Plan. During the fiscal period ended December 31, 1999, Balanced Growth Fund paid IMDI $18 pursuant to its Class C Plan.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Balanced Growth Fund:
advertising $342; printing and mailing of prospectuses to persons other than current shareholders, $556; compensation to dealers, $3; compensation to sales personnel, $3; seminars and meetings, $0; travel and entertainment, $0; general and administrative, $0; telephone, $0; and occupancy and equipment rental, $0.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Balanced Growth Fund: advertising, $6,581; printing and mailing of prospectuses to persons other than current shareholders, $10,685; compensation to dealers, $31; compensation to sales personnel, $55; seminars and meetings, $8; travel and entertainment, $16; general and administrative, $19; telephone, $2; and occupancy and equipment rental $4.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Balanced Growth Fund: advertising, $445; printing and mailing of prospectuses to persons other than current shareholders, $725; compensation to dealers, $6; compensation to sales personnel, $3; seminars and meetings, $2; travel and entertainment, $0; general administrative, $0; telephone, $0; and occupancy and equipment rental, $0.

         During the fiscal period ended December 31, 1999, Moderate Growth Fund paid IMDI $244 pursuant to its Class A Plan. During the fiscal period ended December 31, 1999 Moderate Growth Fund paid IMDI $932 pursuant to its Class B Plan. During the fiscal period ended December 31, 1999, Moderate Growth Fund paid IMDI $149 pursuant to its Class C Plan.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Moderate Growth Fund: advertising $13,285; printing and mailing of prospectuses to persons other than current shareholders, $21,483; compensation to dealers, $82; compensation to sales personnel, $109; seminars and meetings, $20; travel and entertainment, $30; general and administrative, $35; telephone, $3; and occupancy and equipment rental, $8.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Moderate Growth Fund: advertising, $14,985; printing and mailing of prospectuses to persons other than current shareholders, $24,231; compensation to dealers, $120; compensation to sales personnel, $122; seminars and meetings, $30; travel and entertainment, $33; general and administrative, $39; telephone, $5; and occupancy and equipment rental $9.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Moderate Growth Fund: advertising, $2,375; printing and mailing of prospectuses to persons other than current shareholders, $3,840; compensation to dealers, $21; compensation to sales personnel, $20; seminars and meetings, $5; travel and entertainment, $6; general administrative, $6; telephone, $0; and occupancy and equipment rental, $2.

         During the fiscal period ended December 31, 1999, Long-term Growth Fund paid IMDI $248 pursuant to its Class A Plan. During the fiscal period ended December 31, 1999 Long-term Growth Fund paid IMDI $2,459 pursuant to its Class B Plan. During the fiscal period ended December 31, 1999, Long-term Growth Fund paid IMDI $485 pursuant to its Class C Plan.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Long-term Growth Fund: advertising $11,095; printing and mailing of prospectuses to persons other than current shareholders, $19,437; compensation to dealers, $91; compensation to sales personnel, $90; seminars and meetings, $23; travel and entertainment, $24; general and administrative, $29; telephone, $2; and occupancy and equipment rental, $6.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Long-term Growth Fund: advertising, $28,382; printing and mailing of prospectuses to persons other than current shareholders, $47,535; compensation to dealers, $229; compensation to sales personnel, $232; seminars and meetings, $57; travel and entertainment, $64; general and administrative, $76; telephone, $7; and occupancy and equipment rental $17.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Long-term Growth Fund: advertising, $5,894; printing and mailing of prospectuses to persons other than current shareholders, $9,872; compensation to dealers, $61; compensation to sales personnel, $48; seminars and meetings, $16; travel and entertainment, $13; general administrative, $15; telephone, $1; and occupancy and equipment rental, $4.

         During the fiscal period ended December 31, 1999, Aggressive Growth Fund paid IMDI $37 pursuant to its Class A Plan. During the fiscal period ended December 31, 1999 Aggressive Growth Fund paid IMDI $191 pursuant to its Class B Plan. During the fiscal period ended December 31, 1999, Aggressive Growth Fund paid IMDI $198 pursuant to its Class C Plan.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class A shares of Aggressive Growth Fund: advertising $2,613; printing and mailing of prospectuses to persons other than current shareholders, $4,099; compensation to dealers, $15; compensation to sales personnel, $22; seminars and meetings, $4; travel and entertainment, $6; general and administrative, $7; telephone, $0; and occupancy and equipment rental, $2.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class B shares of Aggressive Growth Fund: advertising, $4,315; printing and mailing of prospectuses to persons other than current shareholders, $6,767; compensation to dealers, $35; compensation to sales personnel, $36; seminars and meetings, $9; travel and entertainment, $10 general and administrative, $11; telephone, $2; and occupancy and equipment rental $2.

         During the fiscal period ended December 31, 1999, IMDI expended the following amounts in marketing Class C shares of Aggressive Growth Fund: advertising, $3,604; printing and mailing of prospectuses to persons other than current shareholders, $5,652; compensation to dealers, $42; compensation to sales personnel, $29; seminars and meetings, $11; travel and entertainment, $8; general administrative, $9; telephone, $2; and occupancy and equipment rental, $2.

         Each Plan may be amended at any time with respect to the class of shares of each Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment, subject to certain exceptions. Each Plan may be terminated at any time with respect to the class of shares of each Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

         If the Distribution Agreement or any Plan is terminated (or not renewed) with respect to any of the Funds (or class of shares thereof), each may continue in effect with respect to any other Fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

                             PERFORMANCE INFORMATION

         Performance information for the classes of shares of each Fund may be compared, in reports and promotional literature, to: (i) the S&P 500 Index, the Dow Jones Industrial Average ("DJIA"), or other unmanaged indices so that investors may compare each Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.



         AVERAGE ANNUAL TOTAL RETURN. Quotations of standardized average annual total return ("Standardized Return") for a specific class of shares of a Fund will be expressed in terms of the average annual compounded rate of return that would cause a hypothetical investment in that class of the Fund made on the first day of a designated period to equal the ending redeemable value ("ERV") of such hypothetical investment on the last day of the designated period, according to the following formula:

         P(1 + T){superscript n} = ERV

         Where:    P     =       a hypothetical initial payment of $1,000 to
                                 purchase shares of a specific class

                   T     =       the average annual total return of shares of
                                 that class

                   n     =       the number of years

                   ERV   =       the ending  redeemable  value of a
                                 hypothetical  $1,000 payment made at
                                 the beginning of the period.

         For purposes of the above computation for a Fund, it is assumed that all dividends and capital gains distributions made by the Fund are reinvested at net asset value in additional shares of the same class during the designated period. In calculating the ending redeemable value for Class A shares and assuming complete redemption at the end of the applicable period, the maximum 5.75% sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable CDSC imposed upon redemption of Class B or Class C shares held for the period is deducted. Standardized Return quotations for each Fund do not take into account any required payments for Federal or state income taxes. Standardized Return quotations for Class B shares for periods of over eight years will reflect conversion of the Class B shares to Class A shares at the end of the eighth year. Standardized Return quotations are determined to the nearest 1/100 of 1%.

         The Funds may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.


                            CONSERVATIVE GROWTH FUND

                             STANDARDIZED RETURN[*]

                          CLASS A[1]        CLASS B[2]         ADVISOR CLASS[3]
 Inception [#] to              8.51%             11.76%             19.40%
December 31, 1999[6]:

                          NON-STANDARDIZED RETURN[**]

                          CLASS A[4]        CLASS B[5]         ADVISOR CLASS[3]

Inception [#] to               15.13%            16.76%             19.40%
December 31, 1999[6]:
--------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B shares reflect the deduction of the applicable CDSC imposed on redemption of Class B shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date was October 4, 1999 for Class A shares, August 23, 1999 for Class B shares and July 2, 1999 for Advisor Class shares. Class C and Class I shares had not commenced operations as of December 31, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 7.18%.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 9.40%.

         [3] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 1999 would have been 16.40%. Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [4] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 13.75%.

         [5] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 14.32%].

          [6] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                      BALANCED GROWTH FUND

                                     STANDARDIZED RETURN[*]

                        CLASS A[1]  CLASS B[2]  CLASS C[3]  ADVISOR CLASS[4]

Inception [#] to          9.89%    14.59%      15.15%      17.30%
December 31, 1999[8]:
                                   NON-STANDARDIZED RETURN[**]
                        CLASS A[5]  CLASS B[6]   CLASS C[7]  ADVISOR CLASS[4]
Inception [#] to        16.60%      19.59%       16.15%      17.30%
December 31, 1999[8]:
-------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date was September 19, 1999 for Class A shares, August 9, 1999 for Class B shares, August 26, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 8.01%.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 12.13%.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 12.78%.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 1999 would have been 14.29%. Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 14.63%.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 17.04%.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 13.77%.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                      MODERATE GROWTH FUND

                                     STANDARDIZED RETURN[*]

                         CLASS A[1]  CLASS B[2]  CLASS C[3]  ADVISOR
                                                             CLASS[4]

Inception [#] to         11.57%      14.13%      19.70%      19.54%
December 31, 1999[8]:
                                   NON-STANDARDIZED RETURN[**
]
                         CLASS A[5]   CLASS B[6]  CLASS C[7]  ADVISOR
                                                              CLASS[4]

Inception [#] to         18.38%       19.13%      20.70%      19.54%
December 31, 1999[8]:
--------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date was July 6, 1999 for Class A shares, July 30, 1999 for Class B shares, July 23, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 8.68%.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 11.70%.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 16.77%.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 1999 would have been 16.52%. Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 15.35%.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 16.62%.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 17.75%.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                      LONG-TERM GROWTH FUND

                                     STANDARDIZED RETURN[*]

                        CLASS A[1]  CLASS B[2]  CLASS C[3]  ADVISOR CLASS[4]

 Inception [#] to       16.43%      16.09%      24.57%      22.48%
December 31, 1999[8]:

                                   NON-STANDARDIZED RETURN[**]

                        CLASS A[5]   CLASS B[6]  CLASS C[7]  ADVISOR CLASS[4]
Inception [#] to        22.31%       21.09%      25.57%      22.48%
December 31, 1999[8]:
--------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date was July 2, 1999 for Class A shares, July 19, 1999 for Class B shares, August 12, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 12.32%.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 13.11%.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 22.07%.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 1999 would have been 19.40%. Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 19.20%.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 18.00%.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 23.06%.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

                                     AGGRESSIVE GROWTH FUND

                                     STANDARDIZED RETURN[*]

                         CLASS A[1]  CLASS B[2]  CLASS C[3]  ADVISOR CLASS[4]

 Inception [#] to        9.68%       11.07%      16.65%      17.95%
December 31, 1999[8]:

                                   NON-STANDARDIZED RETURN[**]

                          CLASS A[5]  CLASS B[6]  CLASS C[7]  ADVISOR CLASS[4]

Inception [#] to          16.38%      16.07%      17.65%      17.95%
December 31, 1999[8]:
--------------------------------------------------------------------------------

         [*] The Standardized Return figures for Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. The Standardized Return figures for Class B and C shares reflect the deduction of the applicable CDSC imposed on redemption of Class B or C shares held for the period.

         [**] The Non-Standardized Return figures do not reflect the deduction of any initial sales charge or CDSC.

         [#] The inception date was July 6, 1999 for Class A shares, September 13, 1999 for Class B shares, July 16, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

         [1] The Standardized Return figures for the Class A shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 6.77%.

         [2] The Standardized Return figures for the Class B shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 9.15%.

         [3] The Standardized Return figures for the Class C shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 13.73%.

         [4] The Standardized Return figures for the Advisor Class shares reflect expense reimbursement. Without expense reimbursement, the Standardized Return for Advisor Class shares for the period from inception through December 31, 1999 would have been 14.90%. Advisor Class shares are not subject to an initial sales charge or a CDSC; therefore the Non-Standardized and Standardized Return figures are identical.

         [5] The Non-Standardized Return figures for Class A shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class A shares for the period from inception through December 31, 1999 would have been 13.32%.

         [6] The Non-Standardized Return figures for Class B shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class B shares for the period from inception through December 31, 1999 would have been 14.08%.

         [7] The Non-Standardized Return figures for Class C shares reflect expense reimbursement. Without expense reimbursement, the Non-Standardized Return for Class C shares for the period from inception through December 31, 1999 would have been 14.71%.

         [8] The total return for a period less than a full year is calculated on an aggregate basis and is not annualized.

         CUMULATIVE TOTAL RETURN. Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 in a specific class of shares of a Fund for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in the Fund shares. Cumulative total return is calculated by computing the cumulative rates of return of a hypothetical investment in a specific class of shares of a Fund over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

         C = (ERV/P) - 1

         Where:   C     =   cumulative total return

                  P     =   a hypothetical initial investment of $1,000 to
                            purchase shares of a specific class

                  ERV   =   ending  redeemable  value:  ERV is the value,
                            at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


                            CONSERVATIVE GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for the period indicated through December 31, 1999, assuming the maximum 5.75% front-end sales charge has not been assessed.

                                     SINCE INCEPTION[*]
          Class A                    15.13%
          Class B                    16.76%
          Advisor Class              19.40%
---------------------------

[*] The inception date was October 4, 1999 for Class A shares, August 23, 1999 for Class B shares and July 2, 1999 for Advisor Class shares. Class C and Class I shares had not commenced operations as of December 31, 1999.

                              BALANCED GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for the period indicated through December 31, 1999, assuming the maximum 5.75% front-end sales charge has not been assessed.

                                     SINCE INCEPTION[*]
          Class A                    16.60%
          Class B                    19.59%
          Class C                    16.15%
          Advisor Class              17.30%
---------------------------

[*] The inception date was September 19, 1999 for Class A shares, August 9, 1999 for Class B shares, August 26, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

                              MODERATE GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for the period indicated through December 31, 1999, assuming the maximum 5.75% front-end sales charge has not been assessed.

                                     SINCE INCEPTION[*]
          Class A                    18.38%
          Class B                    19.13%
          Class C                    20.70%
          Advisor Class              19.54%
---------------------------

[*] The inception date was July 6, 1999 for Class A shares, July 30, 1999 for Class B shares, July 23, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

                              LONG-TERM GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for the period indicated through December 31, 1999, assuming the maximum 5.75% front-end sales charge has not been assessed.

                                     SINCE INCEPTION[*]
          Class A                    22.31%
          Class B                    25.57%
          Class C                    25.18%
          Advisor Class              22.48%
---------------------------

[*] The inception date was July 2, 1999 for Class A shares, July 19, 1999 for Class B shares, August 12, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

                             AGGRESSIVE GROWTH FUND

         The following table summarizes the calculation of Cumulative Total Return for the period indicated through December 31, 1999, assuming the maximum 5.75% front-end sales charge has not been assessed.

                                     SINCE INCEPTION[*]
          Class A                    16.38%
          Class B                    16.07%
          Class C                    17.65%
          Advisor Class              17.95%
---------------------------

[*] The inception date was July 6, 1999 for Class A shares, September 13, 1999 for Class B shares, July 16, 1999 for Class C shares and July 2, 1999 for Advisor Class shares. Class I shares had not commenced operations as of December 31, 1999.

         OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to: historical total returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of a Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

         Performance quotations for the Funds will vary from time to time depending on market conditions, the composition of the Funds' portfolios and operating expenses of the Funds. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding the Funds' shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of the Funds' shares and the risks associated with the Funds' investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

         The Funds may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others: AAII Journal, Barron's, Boston Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's Digest, Consumer Guide Publications, Changing Times, Financial Planning, Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post, Institutional Investor, International Fund Monitor, Investor's Daily, Los Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund Values, National Underwriter, Nelson's Directory of Investment Managers, New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland Tribune, Pension World, Pensions and Investment Age, Personal Investor, Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall Street Journal, and Washington Post.

                              FINANCIAL STATEMENTS

   Each Fund's Portfolio of Investments as of December 31, 1999, Statement of Assets and Liabilities as of December 31, 1999, Statement of Operations for the fiscal period ended December 31, 1999, Statement of Changes in Net Assets for the fiscal period ended December 31, 1999, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, which are included in each Fund's December 31, 1999 Annual Report to shareholders, are incorporated by reference into this SAI.

PART C.  OTHER INFORMATION

ITEM 23: EXHIBITS

          (a)  ARTICLES OF INCORPORATION

                    (1) Declaration of Trust dated November 18, 1998, filed with Pre-Effective Amendment No. 2 to Registration Statement No. 333-67705 (the "Registration Statement") and incorporated by reference herein.

                    (2) Redesignation of Series and Establishment and Designation of Classes, filed with Pre-Effective Amendment No. 2 to the Registration Statement and incorporated by reference herein.

                    (3) Written Instrument Increasing Number of Trustees and Appointing New Trustees, filed with Pre-Effective Amendment No. 2 to the Registration Statement and incorporated by reference herein.

          (b)  BY-LAWS:  Filed  with  Pre-Effective   Amendment  No.  2  to  the
               Registration Statement and incorporated by reference herein.

          (c) INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS: See Exhibits 23(a) and 23(b).

          (d)  INVESTMENT ADVISORY CONTRACTS:

                    (1) Master Business Management and Investment Advisory Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (2) Business Management And Investment Advisory Agreement Supplement for International Solutions I - Conservative Growth, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (3) Business Management And Investment Advisory Agreement Supplement for International Solutions II - Balanced Growth, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (4) Business Management And Investment Advisory Agreement Supplement for International Solutions III - Moderate Growth, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (5) Business Management And Investment Advisory Agreement Supplement for International Solutions IV - Long-Term Growth, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (6) Business Management And Investment Advisory Agreement Supplement for International Solutions V - Aggressive Growth, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (7) Form of Subadvisory Agreement between Ivy Management, Inc. and Garmaise Investment Technologies (US) Inc., filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (e)  UNDERWRITING CONTRACTS:

                    (1)  Distribution   Agreement,   filed  with   Pre-Effective
                         Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (2) Form of Dealer Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (f)  BONUS OR PROFIT SHARING CONTRACTS: Not applicable.

          (g)  CUSTODIAN AGREEMENTS:

                    (1) Form of Custodian Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (h)  OTHER MATERIAL CONTRACTS:

                    (1) Master Administrative Services Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (2) Administrative Services Agreement Supplement for International Solutions, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (3) Transfer Agency and Shareholder Services Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (4) Master Fund Accounting Services Agreement, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (5) Fund Accounting Services Agreement Supplement for International Solutions, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (6)  Form   of   Reimbursement    Agreement,    filed   with
                         Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (7)  Expense Limitation Agreement is filed herein.

          (i)  LEGAL OPINION: Opinion of counsel is filed herein.

          (j)  OTHER OPINIONS:

                    (1)  Consent of independent accountants is filed herein.

                    (2)  Report of independent accountants is filed herein.

          (k)  OMITTED FINANCIAL STATEMENTS: Not applicable.

          (l)  INITIAL CAPITAL AGREEMENTS:

                    (1) Purchase Agreement for International Solutions, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (m)  RULE 12B-1 PLAN:

                    (1) Distribution Plan For Mackenzie Solutions Class A Shares, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (2) Distribution Plan For Mackenzie Solutions Class B Shares, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

                    (3) Distribution Plan For Mackenzie Solutions Class C Shares, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (n)  RULE 18F-3 PLAN:

                    (1) Plan Pursuant To Rule 18f-3 Under The Investment Company Act Of 1940, filed with Pre-Effective Amendment No. 3 to the Registration Statement and incorporated by reference herein.

          (p) CODE OF ETHICS: There are no codes of ethics applicable to the Registrant as each of its series is established as a fund of funds.


ITEM 24: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND: Not applicable.


ITEM 25: INDEMNIFICATION

         A policy of insurance covering the Registrant and Ivy Management, Inc. (the Registrant's investment manager) will insure the Registrant's trustees, officers and others against liability arising by reason of an actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or other negligent act. Reference is also made to Article IV of the Registrant's Declaration of Trust, dated November 18, 1998 (filed with Registrant's initial Registration Statement).

ITEM 26: BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Reference is made to the Form ADV of each of Ivy Management, Inc. ("IMI"), the Registrant's investment manager, and Garmaise Investment Technologies ("GIT"), the Registrant's asset allocation consultant. The list required by this Item 26 of officers and directors of IMI and GIT, respectively, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of each of IMI's and GIT's Form ADV.

ITEM 27: PRINCIPAL UNDERWRITERS

     (a) Ivy Mackenzie Distribution, Inc. ("IMDI"), Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, Registrant's distributor, is a subsidiary of Mackenzie Investment Management Inc. ("MIMI"), Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432. IMDI is the successor to MIMI's distribution activities.

     (b) The information required by this Item 27 regarding each director, officer or partner of IMDI is incorporated by reference to Schedule A of Form BD filed by IMDI pursuant to the Securities Exchange Act of 1934.

ITEM 28: LOCATION OF ACCOUNTS AND RECORDS

         Ivy Mackenzie Services Corp., Via Mizner Financial Plaza, 700 South Federal Highway, Suite 300, Boca Raton, Florida 33432, maintains on the
Registrant's behalf physical possession of each account, book, and other document required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules thereunder.

ITEM 29: MANAGEMENT SERVICES

         Not applicable.

ITEM 30: UNDERTAKINGS

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 2 to its Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 2 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 28th day of April, 2000.

                                              MACKENZIE SOLUTIONS



                                              By:      James W. Broadfoot***
                                                       President

By:      /s/Joseph R. Fleming
         Joseph R. Fleming, Attorney-in-Fact

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE:                   TITLE:                           DATE:

James W. Broadfoot***        President and Trustee            April 28, 2000

Keith J. Carlson***          Chairman and Trustee             April 28, 2000
                             (Chief Executive Officer)

Ian Carmichael**             Trustee                          April 28, 2000

P. Rodney Cunningham**       Trustee                          April 28, 2000

Gary R. Ellis**              Trustee                          April 28, 2000

C. William Ferris*           Vice President,                  April 28, 2000
                             Secretary/Treasurer
                             (Chief Financial Officer)


By:      /s/Joseph R. Fleming
         Joseph R. Fleming, Attorney-in-Fact

* Executed pursuant to power of attorney filed with Registrant's initial Registration Statement.
** Executed pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 to Registrant's Registration Statement.
***  Executed pursuant to powers of attorney filed herein.

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph R. Fleming and Sheldon A. Jones his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Mackenzie Solutions and any notices, amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed to these presents this 27th day of October, 1999.

By:                                  Title:
--                                   -----

/s/James W. Broadfoot                President and Trustee
---------------------
James W. Broadfoot

                               POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Joseph R. Fleming and Sheldon A. Jones his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place, and stead, to sign any and all registration statements applicable to Mackenzie Solutions and any notices, amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the undersigned has subscribed to these presents this 27th day of October, 1999.

By:                                  Title:
--                                   -----

/s/Keith J. Carlson                  Chairman and Trustee
-------------------
Keith J. Carlson                     (Chief Executive Officer)

                                 EXHIBIT INDEX



Exhibit (h)(6):    Expense Limitation Agreement.

Exhibit (i):       Opinion and consent of counsel.

Exhibit (j)(1):    Consent of independent accountants.

Exhibit (j)(2):    Report of independent accountants.